As filed with the Securities and Exchange Commission on October 18, 1999
                                                      Registration No. 33-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                          PAINEWEBBER INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                           1285 Avenue of the Americas
                                   18th Floor
                            New York, New York 10019
                     (Name and address of agent for service)

                                   COPIES TO:

                              ARTHUR J. BROWN, ESQ.
                           Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, N.W., 2nd Floor
                             Washington, D.C. 20036
                            Telephone: (202) 778-9000


      Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

      It is proposed that this filing will become effective on November 17, 1999, pursuant to Rule 488.

      Title of securities being registered: Class A Shares of beneficial interest, par value $0.001 per share.

      No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

                          PAINEWEBBER INVESTMENT TRUST

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:


o     Cover Sheet

o     Contents of Registration Statement

o     Form N-14 Cross Reference Sheet

o     Notice of Special Meeting

o     Part A - Prospectus/Proxy Statement

o     Part B - Statement of Additional Information

o     Part C - Other Information

o     Signature Page

o     Exhibits

PAINEWEBBER INVESTMENT TRUST

FORM N-14 CROSS REFERENCE SHEET

Part A Item No.                                     Prospectus/Proxy
and Caption                                         Statement Caption
-----------                                         -----------------

1.    Beginning of Registration Statement and       Cover Page
      Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover Page         Table of Contents
      of Prospectus

3.    Fee Table, Synopsis Information, and          Reasons for the Reorganization;
      Risk Factors                                  Comparison of the Funds;
                                                    Comparison of Principal Risk
                                                    Factors

4.    Information about the Transaction             Reason for the Reorganization;
                                                    Additional Information about the
                                                    Reorganization

5.    Information about the Registrant              Reasons for the Reorganization;
                                                    Comparison of Principal Risk
                                                    Factors; Organization of the
                                                    Funds; Capitalization.  See also
                                                    the Prospectus for PaineWebber
                                                    Global Equity Fund, dated March
                                                    1, 1999, previously filed on
                                                    EDGAR, Accession Number
                                                    0000928385-99-000626

6.    Information about the Company Being           Reasons for the Reorganization;
      Acquired                                      Comparison of Principal Risk
                                                    Factors;   Organization   of  the
                                                    Funds;  Capitalization.  See also
                                                    the Annual Report to Shareholders
                                                    of Global  Small Cap Fund for the
                                                    fiscal year ended July 31,  1999,
                                                    previously    filed   on   EDGAR,
                                                    Accession                  Number
                                                    0000889812-99-002934

7.    Voting Information                            Introduction

8.    Interest of Certain Persons and Experts       Not Applicable


PAINEWEBBER INVESTMENT TRUST

FORM N-14 CROSS REFERENCE SHEET

Part A Item No.                                     Prospectus/Proxy
and Caption                                         Statement Caption
-----------                                         -----------------
9.    Additional Information Required for           Not Applicable
      Re-offering by Persons Deemed to be
      Underwriters

Part B Item No.                                     Statement of Additional
and Caption                                         Information Caption
-----------                                         -------------------

10.   Cover Page                                    Cover Page

11.   Table of Contents                             Not Applicable

12.   Additional Information about the              Statement of Additional
      Registrant                                    Information of PaineWebber Global
                                                    Equity Fund,  dated March 1, 1999
                                                    and  previously  filed on  EDGAR,
                                                    Accession                  Number
                                                    0000898432-99-000375;      Annual
                                                    Report   to    Shareholders    of
                                                    PaineWebber  Global  Equity  Fund
                                                    for the fiscal year ended October
                                                    31,  1998,  previously  filed  on
                                                    EDGAR,      Accession      Number
                                                    0001047469-99-000274; Semi-Annual
                                                    Report   to    Shareholders    of
                                                    PaineWebber  Global  Equity  Fund
                                                    for the six  months  ended  April
                                                    30,  1999,  previously  filed  on
                                                    EDGAR,      Accession      Number
                                                    0001047469-99-026576.

13.   Additional Information about the              Annual Report to Shareholders of
      Company Being Acquired                        Global Small Cap Fund for the
                                                    fiscal year ended July 31, 1999,
                                                    previously filed on EDGAR,
                                                    Accession Number
                                                    0000889812-99-002934

14.   Financial Statements                          Annual Report to Shareholders of
                                                    PaineWebber Global Equity Fund
                                                    for the fiscal year ended October
                                                    31, 1998, previously filed on
                                                    EDGAR, Accession Number
                                                    0001047469-99-000274; Semi-Annual
                                                    Report to Shareholders of Global
                                                    Equity Fund for the six months
                                                    ended April 30, 1999, previously
                                                    filed on EDGAR, Accession Number


PAINEWEBBER INVESTMENT TRUST

FORM N-14 CROSS REFERENCE SHEET

Part B Item No.                                     Prospectus/Proxy
and Caption                                         Statement Caption
-----------                                         -----------------

                                                    0001047469-99-026576; Annual
                                                    Report to Shareholders of Global
                                                    Small Cap Fund for the fiscal
                                                    year ended July 31, 1999,
                                                    previously filed on EDGAR,
                                                    Accession Number
                                                    0000889812-99-002934; PRO FORMA
                                                    Financial Statements for the nine
                                                    months ended July 31, 1999.


Part C
------

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                           GLOBAL SMALL CAP FUND INC.
                               51 West 52nd Street
                          New York, New York 10019-6114
                                November 18, 1999

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a significant proposal pursuant to which Global Small Cap Fund Inc. ("Global Small Cap") would convert from a closed-end investment company to an open-end investment company by reorganizing into PaineWebber Global Equity Fund ("Global Equity"), a series of PaineWebber Investment Trust ("Trust"), an open-end investment company. If the proposal is approved and implemented, each shareholder of Global Small Cap automatically would become a holder of Class A shares of Global Equity, and Global Small Cap would be liquidated.

         As with many closed-end investment companies, Global Small Cap shares have historically traded at a discount to their net asset value on the American Stock Exchange. THE REORGANIZATION WOULD COMPLETELY ELIMINATE THIS DISCOUNT FOR GLOBAL SMALL CAP SHAREHOLDERS. It is the intention of the Board of Directors of Global Small Cap (the "Board") to provide shareholders of Global Small Cap the opportunity to realize their investment's full value by converting their shares, at net asset value, to shares of Global Equity. In addition, the Board believes that the reorganization would provide Global Small Cap shareholders with the benefits of the open-end investment company form of organization shareholders with the economies of scale, and other benefits of a combination with an existing fund. Due to the relatively similar investment objectives and investment policies of Global Small Cap and Global Equity, along with the more flexible and highly disciplined investment process of Global Equity, the proposed merger is believed to be in the overall best interests of all Global Small Cap shareholders. AFTER CAREFUL CONSIDERATION, THE BOARD HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE "FOR" THE REORGANIZATION PROPOSAL.

         Global Small Cap's investment objective of long-term capital appreciation is comparable to Global Equity's investment objective of long-term growth of capital. Global Equity invests primarily in stocks of mid- and large-capitalization companies located in the United States and developed foreign markets. Global Small Cap primarily invests in equity securities of small-capitalization companies in those same markets. The accompanying document describes the proposed Reorganization and compares the investment policies, operating expenses and performance histories of Global Small Cap and Global Equity in more detail. Please read it carefully.

         YOUR VOTE IS VERY IMPORTANT TO HELP DECIDE THE FUTURE OF GLOBAL SMALL CAP. THE BOARD URGES THAT YOU VOTE "FOR" THE REORGANIZATION PROPOSAL. After reviewing the attached materials, please take a moment to complete, date and sign your proxy card and return it in the enclosed postage-paid return envelope today. Voting your shares early will permit Global Small Cap to avoid costly follow-up mail and telephone solicitation.

                                                       Sincerely,


                                                       Margo N. Alexander
                                                       PRESIDENT

                           GLOBAL SMALL CAP FUND INC.
                               51 West 52nd Street
                          New York, New York 10019-6114

                              -------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 30, 1999

                               -------------------

         To the Shareholders,

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of Global Small Cap Fund Inc. ("Global Small Cap") will be held on December 30, 1999, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019, at 10:30 a.m., Eastern time, for the following purpose:

                  To approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the combination of Global Small Cap and PaineWebber Global Equity Fund ("Global Equity"), a series of PaineWebber Investment Trust ("Trust"). Pursuant to the Plan, Global Small Cap will transfer all its assets to Global Equity, which will assume all the liabilities of Global Small Cap, and the Trust will issue to each Global Small Cap shareholder the number of full and fractional Class A shares of Global Equity having an aggregate value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Global Small Cap.

         Shareholders of record as of the close of business on November 4, 1999, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Directors of Global Small Cap. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Global Small Cap at any time before the proxy is exercised or by voting in person at the Meeting.



                                         By Order of the Board of Directors,


                                         Dianne E. O'Donnell
                                         Secretary


November 18, 1999
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly.

         For more information or questions regarding casting your vote for the Meeting, please call 1-800-949-8596.

         If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to Global Small Cap involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

           REGISTRATION                                   VALID SIGNATURE
           ------------                                   ---------------

Corporate Accounts
     (1)  ABC Corp................................   ABC Corp.
                                                     John Doe, Treasurer

     (2)  ABC Corp................................   John Doe, Treasurer

     (3)  ABC Corp. c/o John Doe, Treasurer.......   John Doe

     (4)  ABC Corp. Profit Sharing Plan...........   John Doe, Trustee

Partnership Accounts
     (1)  The XYZ Partnership.....................  Jane B. Smith, Partner

     (2)  Smith and Jones, Limited Partnership....  Jane B. Smith, General
                                                    Partner

Trust Accounts
     (1)  ABC Trust Account.......................  Jane B. Doe, Trustee

     (2)  Jane B. Doe, Trustee u/t/d 12/28/78       Jane B. Doe

Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
            John B. Smith, Jr.,
            UGMA/UTMA.............................  John B. Smith

     (2)  Estate of John B. Smith.................  John B. Smith, Jr., Executor

                           GLOBAL SMALL CAP FUND INC.
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                                 (212) 882-5000

                         PAINEWEBBER GLOBAL EQUITY FUND
                  (A PORTFOLIO OF PAINEWEBBER INVESTMENT TRUST)
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114
                            TOLL FREE: (800) 647-1568


                     COMBINED PROXY STATEMENT AND PROSPECTUS

                            Dated: November 18, 1999

         This document is being furnished in connection with a Special Meeting of Shareholders of Global Small Cap Fund Inc. ("Global Small Cap"), a Maryland corporation, to be held on December 30, 1999, at 1285 Avenue of the Americas, 14th Floor, New York, NY 10019 at 10:30 a.m., Eastern time (such meeting and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Global Small Cap are being asked to consider and approve an Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Global Small Cap into PaineWebber Global Equity Fund ("Global Equity"), a series of PaineWebber Investment Trust, a Massachusetts business trust ("Trust") ("Reorganization"). A form of the Plan is attached as Appendix A to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). The Board of Directors of Global Small Cap ("Board") has unanimously approved the Plan as being in the best interests of Global Small Cap and its shareholders.

         Pursuant to the Plan, Global Small Cap will transfer all its assets to Global Equity, which will assume all the liabilities of Global Small Cap, and the Trust will issue to each Global Small Cap shareholder the number of full and fractional Class A shares of beneficial interest in Global Equity ("Global Equity Class A Shares") having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of common stock of Global Small Cap ("Global Small Cap Shares"). The value of each Global Small Cap shareholder's account with Global Equity immediately after the Reorganization will be the same as the value of such shareholder's Global Small Cap shares immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed on Global Equity Class A Shares issued in connection with the Reorganization.

         Global Equity is a diversified series of the Trust, which is an open-end management investment company comprised of several outstanding series. Global Equity's investment objective is long-term growth of capital. Global
Equity seeks to achieve its investment objective by investing primarily in equity securities of companies located in the United States and developed foreign markets. Global Equity may also invest in U.S. and foreign debt securities.

         This Proxy Statement/Prospectus sets forth the information that a shareholder of Global Small Cap should know before voting on the Plan. It should be read carefully and retained for future reference.

         A copy of the current Prospectus of Global Equity, dated March 1, 1999, as supplemented, is attached as Appendix B to this Proxy Statement/Prospectus. The Annual Report to Shareholders of Global Small Cap for the fiscal year ended July 31, 1999, is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. In addition, the current Statement of Additional Information ("SAI") of Global Equity, dated March 1, 1999, the Annual Report to Shareholders of Global Equity for the fiscal year ended October 31, 1998, and the Semi-Annual Report to Shareholders of Global Equity for the six months ended April 30, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. These documents are available without charge by writing to Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114 or by calling (800) 647-1568. The SEC maintains a Web site at http://www.sec.gov that contains the documents described above and other information about Global Small Cap and the Trust. Additional information about Global Equity may also be obtained on the Web at http://www.painewebber.com.

         AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS
Section Title                                                               Page
-------------                                                               ----

INTRODUCTION...................................................................1
PROPOSAL:  REORGANIZATION OF GLOBAL SMALL CAP..................................3
   FUND INTO GLOBAL EQUITY
REASONS FOR THE REORGANIZATION.................................................3
     The Reorganization........................................................3
     Board Considerations......................................................3
COMPARISON OF THE FUNDS........................................................7
COMPARISON OF PRINCIPAL RISK FACTORS..........................................15
     Primary Differences in Risks of the Funds................................15
     Risks Common to Both Funds...............................................15
         Investing in Securities Generally....................................15
         Investing in Foreign Securities and Equity...........................16
         Lower Quality Debt...................................................16
         Sovereign Debt.......................................................17
         Illiquid Securities..................................................17
         Year 2000............................................................17
FINANCIAL HIGHLIGHTS..........................................................18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION...............................19
     Terms of the Reorganization..............................................19
     Description of Securities to be Issued...................................20
     Dividends and Other Distributions........................................20
     Potential Net Redemption.................................................21
     Accounting Treatment.....................................................21
     Federal Income Tax Considerations........................................21
ORGANIZATION OF THE FUNDS.....................................................23
CAPITALIZATION................................................................23
LEGAL MATTERS.................................................................
INFORMATION FILED WITH THE SEC AND AMEX.......................................
INFORMATION ABOUT THE FUNDS'ADVISER AND
  SUB-ADVISERS, AND GLOBAL EQUITY'S DISTRIBUTOR...............................24
ADDITIONAL INFORMATION ABOUT GLOBAL SMALL CAP AND GLOBAL EQUITY...............25
EXPERTS.......................................................................25
SHAREHOLDER PROPOSALS.........................................................26
APPENDIX A: Plan of Reorganization and Termination...........................A-1
APPENDIX B: Effective Prospectus of Global Equity ...........................B-1
APPENDIX C: Directors/Trustees of Global Small Cap and Global Equity and
            Officers of Global Small Cap.....................................C-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is being furnished to shareholders of Global Small Cap in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted "FOR" approval of the Plan. The presence in person or by proxy of Global Small Cap shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement/Prospectus are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

         Approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast on the proposal.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be considered votes cast at the Meeting. Abstentions and broker non-votes are effectively votes against the Plan because the required affirmative vote is a specified majority of the total shares outstanding.

         Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Global Small Cap ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

         Shareholders of record as of the close of business on November 4, 1999 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, there were [____] shares of Global Small Cap outstanding. Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth below, as of October 12, 1999, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser of both Global Small Cap and Global Equity ("Funds" or, individually, a "Fund"), does not know of any person who owns beneficially 5% or more of the shares of either Fund:

                           Global Small Cap Fund Inc.

                                    NUMBER OF SHARES       PERCENT BENEFICIAL
SHAREHOLDER'S NAME/ADDRESS               OWNED                   OWNERSHIP
--------------------------          ----------------       ------------------

Ronald Olin Investment
Management Company                     615,100                    16.2%

One West Pack Square, Suite 777
Asheville North Carolina 28801

Deep Discount Advisors, Inc.           984,063                    25.9%

One West Pack Square, Suite 777
Asheville North Carolina 28801


         Global Small Cap has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Global Small Cap expects to solicit proxies principally by mail, but it or SCC may also solicit proxies by telephone, facsimile, e-mail or personal interview. Global Small Cap officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. Global Small Cap will bear the expenses incurred in connection with the Reorganization, which are estimated to be $150,000. SCC will be paid approximately $7,000 for proxy solicitation services. Global Small Cap will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Global Small Cap may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         Global Small Cap intends to mail this Proxy Statement/Prospectus and the accompanying proxy card on or about November [__], 1999.

                           PROPOSAL: REORGANIZATION OF
                       GLOBAL SMALL CAP INTO GLOBAL EQUITY

                         REASONS FOR THE REORGANIZATION

THE REORGANIZATION

         The Plan provides for the acquisition by Global Equity of all of Global Small Cap's assets in exchange solely for Global Equity Class A Shares and the assumption by Global Equity of all of Global Small Cap's liabilities. Global
Small Cap will then distribute the Global Equity Class A Shares to its shareholders so that each Global Small Cap shareholder will receive full and fractional Global Equity Class A Shares equal in aggregate value to the value of the shareholder's shares of Global Small Cap at that time. These transactions are scheduled to occur at 4:00 p.m., Eastern time, on January 21, 2000, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). If the Reorganization is approved, the Closing Date will not occur directly after the shareholders' meeting on December 30, 1999, due to technological and operational concerns of the Funds' service providers. These service providers have informed the Funds that they will not effect major transactions, such as the Reorganization, close to the turnover to the year 2000. Global Small Cap will be liquidated as soon as is practicable after the Closing Date. See "Additional Information About the Reorganization" below.

         Global Small Cap and the Trust each will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of their shareholders will recognize any gain or loss for federal income tax purposes as a result of the Reorganization. To the extent Global Small Cap sells securities prior to the Closing Date, there may be net recognized gains or losses to the Fund. Any net recognized gains would increase the amount of any distribution made to shareholders of Global Small Cap prior to the Closing Date. See "Additional Information About the Reorganization -- Federal Income Tax Considerations" below.

         If the Reorganization is not approved by shareholders at the Meeting, the Global Small Cap will continue to operate as a closed-end fund and the Board will then consider other options and alternatives for the future of the Fund.

BOARD CONSIDERATIONS

         The Board, including a majority of Board Members who are not "interested persons," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of either Global Small Cap or Global Equity ("Independent Board Members"), has determined that the Reorganization is in the best interests of Global Small Cap.

         Following a series of meetings earlier in 1999, Mitchell Hutchins, Global Small Cap's investment adviser, proposed at Board meetings held in

September of 1999 that the Board approve the Reorganization. The Board examined alternatives to the Reorganization and a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the effect of the Reorganization on the expense ratio of Global Equity Class A Shares and that expense ratio relative to Global Small Cap's current expense ratio; (4) the costs to be incurred by each Fund as a result of the Reorganization; (5) the tax consequences of the Reorganization;
and (6) the potential benefits of the Reorganization to other persons, especially Mitchell Hutchins and its affiliates.

         In considering whether to continue to operate Global Small Cap as a closed-end fund, the Board compared the benefits of operating as an open-end fund to those of operating as a closed-end fund. Particularly, the Board noted that the closed-end structure offered benefits in terms of portfolio management, such as the ability to invest without limitation in illiquid securities (although Global Small Cap's investment restrictions limit its investment in illiquid securities to 20% of net assets) and to manage the portfolio without concern to inflows and outflows of fund assets. However, the Board also noted that continuing to operate Global Small Cap as a closed-end fund would not address the discount to net asset value ("NAV") at which Global Small Cap shares have historically traded. Conversion to an open-end format would result in immediate elimination of this discount. In addition, because Global Small Cap has held a sizable portion of its assets in relatively liquid securities, the loss of the more flexible illiquid securities limitation of the closed-end format will not negatively affect it. On balance, the Board concluded that the benefits of the closed-end structure were outweighed by the advantages of operating as an open-end fund, most notably the elimination of the discount to NAV.

         Other techniques designed to reduce the discount, such as adopting a managed distribution plan or repurchasing fund shares on the open market, were rejected. In the former case and in the latter, the effectiveness of the techniques was seriously questioned and the reduction of net assets, in either case, was deemed likely to increase Global Small Cap's expense ratio and to threaten the Fund's ability to remain listed on a national securities exchange and its overall viability.

         Converting Global Small Cap to an open-end fund operating on a stand-alone basis would eliminate the discount to NAV but would result in added distribution-related expenses borne entirely by Global Small Cap's asset base, rather than by the combined assets of two funds. In addition, operating Global Small Cap as a stand-alone, open-end fund might not be economically feasible given its comparatively small asset base, which would be subject to further diminution by probable net redemptions following conversion to an open-end format. The Reorganization would combine Global Small Cap's assets with those of Global Equity Class A, as of September 30, 1999, about $341 million, potentially realizing economies of scale and the benefits noted above.

         Liquidating Global Small Cap was determined by the Board to be undesirable primarily because it would result in additional expenses arising out of liquidating Global Small Cap's portfolio securities and would be a taxable event to shareholders, regardless of their individual interest in continuing or terminating their investment.

         As compared to the available alternatives, including continuing to operate Global Small Cap as a closed-end fund, converting it to an open-end investment company without reorganizing it into any pre-existing fund or liquidating it, the Board determined that converting Global Small Cap to an open-end format by merging it into Global Equity was the most advantageous alternative for Global Small Cap. As with most closed-end equity funds, shares of Global Small Cap have historically traded at a discount to NAV. Converting Global Small Cap to an open-end format would eliminate the discount by enabling shareholders to redeem shares at NAV, rather than selling them in the secondary market. Combining the Funds, rather than operating Global Small Cap as a stand-alone, open-end fund, would provide Global Small Cap shareholders with the benefits of the open-end form of organization, while also providing them with potential economies of scale.

         The Board  considered  the  investment  objectives  and policies of the
Funds. Global Small Cap's investment objective is long-term capital appreciation. Global Equity has a comparable investment objective of long-term growth of capital. To achieve its investment objective, Global Equity primarily invests its assets in the equity securities of issuers located in the United States and developed foreign markets. Global Small Cap normally invests at least 65% of its total assets in equity securities of small capitalization ("small cap") companies located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa and the Americas. The Board noted that Global Small Cap is subject to somewhat greater risk than Global Equity to the extent that the securities of small cap companies have historically experienced greater volatility and are less liquid. More information on the risks of investing in small cap companies is provided below in "Comparison of Principal Risk Factors." The Board also determined that, although Global Equity has a broader investment mandate, the Funds' investment objectives and policies are reasonably compatible.

         The Board considered the compatibility of the current portfolio holdings of Global Small Cap and Global Equity Fund. Mitchell Hutchins informed the Board that while the portfolios of the Funds had significant dissimilarities at this point in time, Global Small Cap's portfolio managers would be able to liquidate a significant portion of the incompatible securities of its portfolio before the Reorganization is effected. In particular, Mitchell Hutchins explained that such early liquidation would spread the costs and tax consequences of selling a significant portion of Global Small Cap's portfolio over all of its shareholders, not just over those shareholders who remain invested in Global Equity after the Reorganization. Selling a portion of Global Small Cap's portfolio before the Reorganization would also allow that Fund's portfolio managers to liquidate the securities in a measured and economically rational manner, instead of in a hurried "fire sale" environment to liquidate all those securities at the time of the Reorganization.

         The Board also considered the different advisory arrangements in place for the Funds and the historic performance of Global Small Cap in relation to the performance of Global Equity. Mitchell Hutchins currently serves as investment adviser for Global Small Cap, and GE Investment Management Incorporated ("GEIM"), an indirect wholly owned subsidiary of General Electric Company, serves as its sub-adviser, performing day-to-day portfolio management. Mitchell Hutchins is also the investment adviser for Global Equity, performing asset allocation between the U.S. and foreign portions of the portfolio and performing day-to-day portfolio management of the U.S. portion. Invista Capital Management LLC ("Invista"), a wholly owned subsidiary of Principal Financial Group, serves as Global Equity's sub-adviser for the international portion of its portfolio. The Board considered the level and quality of investment advisory services provided by Mitchell Hutchins and Invista, and decided that Global Small Cap shareholders would benefit from their continued provision of portfolio management services for Global Equity after the Reorganization. Therefore, upon the effective date of the Reorganization, GEIM would no longer act as the sub-adviser for any of the reorganized portfolio assets.

         Mitchell Hutchins also advised the Board that, while past performance provides no guarantee of future results, Global Equity historically has outperformed Global Small Cap. Information on the relative performance of the Funds is provided below in "Comparison of the Funds -- Performance."

         The Board also considered the impact the Reorganization would have on expenses. As a closed-end fund, Global Small Cap currently pays no Rule 12b-1 distribution or service fees. The Global Equity Class A Shares that Global Small Cap shareholders would receive in the Reorganization are subject to an annual Rule 12b-1 service fee of 0.25% of average net assets attributable to Class A. Open-end funds such as Global Equity also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as Global Equity incur expenses associated with maintaining continuous federal securities registration. Closed-end funds such as Global Small Cap typically do not incur these expenses.

         In analyzing expenses, the Board also considered the investment advisory and administration fees paid by Global Equity. Global Small Cap pays Mitchell Hutchins total investment advisory and administration fees of 1.00% of its average weekly net assets. Global Equity pays Mitchell Hutchins a fee, computed daily and paid monthly, at the effective annual rate of 0.85% of the Fund's average daily net assets. This fee rate is reduced to the extent that Global Equity's net assets exceed $500 million. GEIM's and Invista's sub-advisory fees are paid by Mitchell Hutchins and not the respective Funds. The investment advisory fee schedule in place for Global Equity will apply after the Reorganization. Therefore, the effective investment advisory and administration fee rate for the combined entity will be 0.85%, 0.15% less than Global Small Cap's current investment advisory and administration fee rate.

         The Board also considered that, overall, the Reorganization will result in slightly higher total operating expenses for Global Small Cap shareholders. For its fiscal year ended July 31, 1999, Global Small Cap had annualized operating expenses of 1.43% of average weekly net assets. For the six months ended April 30, 1999, Global Equity Class A Shares had annualized total operating expenses of 1.56% of average daily net assets. Based on Mitchell
Hutchins' preliminary calculations for the current fiscal year, Mitchell Hutchins estimates that, on a PRO FORMA basis, Global Equity Class A Shares would have total operating expenses of approximately 1.55% of average daily net assets. (This PRO FORMA expense ratio assumes that the Reorganization would be effected during the fiscal year ending October 31, 1999.) Accordingly, the Reorganization could result in an increase in total annual operating expenses for Global Small Cap shareholders. For more information on the comparative fees and expenses of the Funds, see "Comparison of the Funds -- Fees and Expenses," below. In addition, the Board noted that no initial sales charges would be imposed on the Global Equity Class A Shares issued to Global Small Cap shareholders in connection with the Reorganization.

         Finally, the Board reviewed the principal terms of the Plan and noted that the securities and other assets held by Global Small Cap at the time of the Reorganization will be valued at full market value without any discount, that the Reorganization would be tax-free to it and its shareholders and that Global Small Cap shareholders will have ownership of a compatible fund and the ability to exchange into other PaineWebber open-end funds after the Reorganization without having to pay a sales load should their investment priorities change. In some cases, shareholders may qualify for reduced sales charges on additional purchases of Class A shares in PaineWebber mutual funds depending on the size of their holdings.

         On the basis of the information provided to the Board and on its evaluation of that information, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Global Small Cap and is in the best interest of Global Small Cap. Therefore, the Board recommended the approval of the Plan by the shareholders of Global Small Cap at the Meeting.



                             COMPARISON OF THE FUNDS

FORMS OF ORGANIZATION

         Global Equity is a diversified, open-end fund organized as a series of the Trust, a Massachusetts business trust, with shares that are continuously sold and redeemed based upon NAV. Global Small Cap is a diversified, closed-end fund organized as a Maryland corporation with shares that are traded on the American Stock Exchange, Inc. ("AMEX"). Open-end funds such as Global Equity continuously offer and redeem their shares, causing their total assets to fluctuate. In contrast, most closed-end funds make a single offering of non-redeemable shares and thus retain a stable pool of assets, which changes only upon appreciation or depreciation of their portfolio investments. Global Small Cap issues share certificates representing its share, but Global Equity does not issue share certificates.

         Upon the effecting of the Reorganization, Global Small Cap shareholders will become shareholders of a Massachusetts business trust. This change in organizational form is not expected to alter the rights of shareholders materially. In fact, Massachusetts business trust law gives investment companies more legal flexibility by permitting the issuance of an unlimited number of shares of beneficial interest and generally providing more flexibility in the adoption and amendment of an investment company's governing instruments. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts and obligations of the Trust and requires notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Board Members or any officers or officer by or on behalf of the Trust, Global Equity, the Board Members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from Global Equity's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which

Global Equity itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of Global Equity. The Board Members conduct the operations of Global Equity in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.



INVESTMENT OBJECTIVES

         The investment objectives of Global Equity and Global Small Cap are effectively identical. Global Equity's investment objective is long-term growth of capital. Global Small Cap's investment objective is long-term capital appreciation.

INVESTMENT POLICIES

         As described below, the primary difference in the investment policies of Global Equity and Global Small Cap is Global Small Cap's focus on small cap equity securities. While Global Equity also may invest in equity securities issued by companies with relatively small capitalizations, its investments are diversified across a broader range of issuers and are currently concentrated in mid- and large-capitalization issuers.

         Under normal circumstances, Global Equity invests at least 80% of its total assets in stocks of companies in the United States and foreign countries that are represented in the MSCI Europe, Australasia and Far East Index ("EAFE Index"). The EAFE Index reflects stocks in most developed countries outside North America. Global Equity also may invest up to 20% of its total assets in stocks of issuers in other countries, including Canada and emerging markets; up to 35% of its total assets in investment grade corporate and governmental bonds; and up to 10% of its total assets in convertible securities rated below investment grade. Global Equity normally invests in at least three countries, one of which is typically the U.S. Global Equity's investment adviser, Mitchell Hutchins, allocates the Fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE Index countries. Mitchell Hutchins may increase the allocation of Global Equity's assets to either the U.S. or foreign markets if it believes that any of those markets has a greater potential for high returns, relative to the risk of loss. Mitchell Hutchins may use futures and foreign currency contracts to adjust Global Equity's exposure to either the U.S. or foreign markets.

         Global Small Cap normally invests at least 65% of its total assets in equity securities of small cap companies (defined as companies with market capitalizations of $1 billion or less at the time of investment) located throughout the world, including Asia, Europe, the Far East, the Middle East, North Africa and the Americas. While Global Small Cap is not restricted in the portion of its assets that may be invested in a single country or region, under normal market conditions, the Fund's assets are invested in issuers in at least three countries. In managing Global Small Cap's portfolio, the Fund's sub-adviser, GEIM, seeks to identify those small cap companies, both in the U.S. and abroad, that are likely to benefit from long-term trends as they develop in the global economy. Global Small Cap may invest up to 35% of its total assets in other securities, including equity securities of companies with higher market capitalizations and in debt securities. It may invest up to 25% of its assets in convertible debt securities of domestic and foreign issuers and up to 10% of its assets in non-convertible debt securities of domestic and foreign issuers, including obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities. Global Small Cap may engage in hedging strategies to attempt to reduce the overall risk of its investment portfolio, including foreign currency transactions in an attempt to manage the Fund's foreign currency exposure.

PORTFOLIO COMPATIBILITY

         Global Small Cap's current portfolio, consisting primarily of equity securities of issuers located in the United States and overseas, is not entirely compatible with Global Equity's portfolio. Based on their assessment of Global Small Cap's portfolio holdings Global Equity's portfolio managers may wish to sell a significant portion of those holdings after the Reorganization, although it also is expected that many of those holdings will not remain at the time of the Reorganization due to normal turnover and the expected liquidation of securities to raise a higher-than-normal cash level prior to the Reorganization. Accordingly, it is impossible to predict whether significant changes will be made to the reorganized assets by Global Equity's portfolio managers after the Reorganization. In addition to any securities not deemed by Global Equity portfolio managers to be appropriate for that Fund, securities held by Global Small Cap at the time of the Reorganization that are considered to be illiquid may be sold in order to comply with Global Equity's more restrictive limit on illiquid securities. However, only a small portion of Global Small Cap's portfolio is currently considered illiquid; as of July 31, 1999, about 1.14% of Global Small Cap's assets were invested in illiquid securities.

PORTFOLIO MANAGEMENT

         Closed-end funds such as Global Small Cap generally have greater freedom in managing their portfolios than open-end funds like Global Equity. Because closed-end funds are not subject to forced sales of portfolio securities at undesirable times or prices to meet redemption requests, they have more freedom to invest in illiquid securities and may keep a larger percentage of their assets fully invested in equity or debt securities, rather than in cash. In addition, closed-end funds have greater flexibility under the 1940 Act to leverage their portfolios by borrowing. Despite having greater flexibility in portfolio management, Global Small Cap has not engaged in such leveraging, nor, as noted above, has it invested significantly in illiquid securities.

PERFORMANCE

         Set forth below are average annual total returns for the periods indicated for Global Small Cap and Global Equity. Average annual total return figures do not take into account sales charges applicable to purchases of Global Equity Class A Shares or brokerage commissions for Global Small Cap. (All returns assume reinvestment of dividends.)


AVERAGE ANNUAL TOTAL RETURNS
  =========================================================================================
(FOR THE PERIODS ENDED AUGUST 31, 1999)     1 YEAR  3 YEARS  5 YEARS    SINCE        INCEPTION
                                                                      INCEPTION        DATE
  =========================================================================================
GLOBAL SMALL CAP                            19.61%  10.54%  5.69%(1)  5.12%(1)       10/15/93
(based on net asset value)

GLOBAL EQUITY (Class A Shares)            20.85%(2) 10.00%  8.22%(3)  10.43%(3)      11/14/91

MSCI WORLD INDEX(4)                         24.80%  [___]%   16.19%      (6)          ______

SALOMON BROTHERS EXTENDED MARKET INDEX(5)   [__]%   [___]%   [___]%      (7)          ______
  =========================================================================================

(1)  On March 26, 1995, GEIM became sub-adviser of Global Small Cap.

(2) Effective October 1, 1998, Invista began overseeing the day-to-day management of the foreign portion of Global Equity's assets and Mitchell Hutchins began allocating the Fund's portfolio between U.S. and foreign investments and managing the U.S. portion of the Fund's assets.

(3) On February 13, 1995, Mitchell Hutchins replaced Kidder Peabody Asset Management Inc. as Global Equity's investment adviser.

(4) The Morgan Stanley Capital International ("MSCI") World Index measures the performance of securities in the U.S., Canada, Mexico, Western Europe, Australia, New Zealand and the Far East.

(5) The Salomon Brothers Extended Market Index measures the performance of over 3,000 mid and small cap issuers in 21 developed countries.

(6)  Average  annual total returns for the MSCI World Index since  inception for
     each  Fund  were  as  follows:   Global  Small   Cap---[____%]  and  Global
     Equity---[_____%].

(7) Average annual total returns for the Salomon Brothers Extended Market Index since inception for each Fund were as follows: Global Small Cap---[____%] and Global Equity---[_____%].



FEES AND EXPENSES

         These tables describe the fees and expenses that you may pay if you buy and hold shares of Global Equity and Global Small Cap. The PRO FORMA information reflects the anticipated effects of the Reorganization. The information set forth below for Global Equity is based on its fees and expenses for the fiscal year ended October 31, 1998.

    GLOBAL EQUITY FUND
    SHAREHOLDER FEES
                                                        CLASS A     CLASS A PRO
                                                                  FORMA COMBINED
    ----------------------------------------------------------------------------
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
    ----------------------------------------------------------------------------

    Maximum Sales Charge (load) Imposed on Purchases
     (AS A PERCENTAGE OF OFFERING  PRICE)                4.50%(1)     4.50%(1)
    Maximum  Deferred Sales Charge (load) (AS A
    PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION  None(2)      None(2)
    PROCEEDS, WHICHEVER IS LESS)

    ANNUAL FUND OPERATING EXPENSES
    ----------------------------------------------------------------------------
    (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
    Management Fees                                        0.85%      0.85%
    Distribution and/or Service (12b-1) Fees               0.25%      0.25%
    Other Expenses                                         0.46%      0.45%
                                                           =====      =====
    Total Annual Fund Operating Expenses                   1.56%      1.55%

---------------------
(1) Shares issued in connection with the Reorganization will not be subject to the sales charge.

(2) If you buy $1,000,000 or more of Global Equity Class A Shares (not including Global Equity Class A Shares received as part of the Reorganization) and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge ("CDSC") at the time of redemption.



         Set forth below are the annual operating expenses as a percentage of net assets for shares of Global Small Cap based on its fees and expenses for the fiscal year ended July 31, 1999.

GLOBAL SMALL CAP
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

Sales Load (as a percentage of offering price).............................None*
Dividend Reinvestment and Cash Purchase Plan Fees...........................None

ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------

Management Fees............................................................1.00%
Interest Payments on Borrowed Funds.........................................None
Other Expenses.............................................................0.43%
                                                                           =====
Total Annual Fund Operating Expenses.......................................1.43%

----------------
* Purchases and sales of Global Small Cap shares on the AMEX would likely be subject to brokerage fees and related expenses.

EXPENSE EXAMPLE

         The example below is intended to help you compare the costs of investing in Class A Shares of Global Equity, both before and after the Reorganization, with the costs of investing in shares of Global Small Cap (although the impact of brokerage commissions for Global Small Cap have not been reflected).

         The example assumes that you invest $10,000 in each Fund for the time periods indicated. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
================================================================================
GLOBAL EQUITY
  Class A Shares..................     $602        $920      $1,262       $2,223
GLOBAL SMALL CAP..................     $145        $452        $782       $1,713
COMBINED FUND PRO FORMA
  Class A Shares..................     $601        $918      $1,257       $2,212
MERGED CLASS A SHARES.............     $158        $490        $845       $1,845

SALES CHARGES

         GLOBAL  EQUITY  CLASS  A  SHARES   RECEIVED  IN  CONNECTION   WITH  THE
REORGANIZATION WILL NOT BE SUBJECT TO THE CUSTOMARY INITIAL SALES CHARGE OF 4.50%. Any new purchases of Global Equity Class A Shares by a former Global Small Cap shareholder following the Reorganization will be subject to the applicable initial sales charge.

DISTRIBUTION, PURCHASE, EXCHANGE AND REDEMPTION

         Mitchell Hutchins is the distributor of Global Equity's shares and has appointed PaineWebber Incorporated ("PaineWebber") and its correspondent firms to be the exclusive dealers for the sale of those shares. The minimum initial investment in Global Equity is $1,000; each additional investment must be $100 or more. These minimums may be waived or reduced for investments by employees of PaineWebber or its affiliates, certain pension plans and retirement accounts, and participants in a PaineWebber Fund's automatic investment plan.

         Global Equity Class A Shares pay a fee in the amount of 0.25% of average daily net assets to Mitchell Hutchins for shareholder services pursuant to a Rule 12b-1 plan (the "12b-1 fee"). As noted above, Global Equity Class A Shares are normally subject to an initial sales charge of up to 4.50%. Shares of Global Equity may be exchanged for shares of most other PaineWebber Funds of the corresponding class and may be acquired through exchange of the corresponding class of shares of other PaineWebber Funds, as described in Global Equity's prospectus. No initial sales charge is imposed on the shares acquired through an exchange. Exchanges are subject to minimum investment and other requirements of the PaineWebber Fund into which exchanges are made. Global Equity Class A Shares may be redeemed by the Fund at NAV and are generally not subject to a contingent eferred sales charge.

         Shares of Global Small Cap are listed and publicly traded on the AMEX under the symbol "GSG" and are not subject to distribution fees. Shareholders of Global Small Cap currently do not have an exchange privilege. Although Global Small Cap shares are non-redeemable, shareholders of Global Small Cap may sell their shares on the AMEX.

OPERATIONS OF GLOBAL EQUITY FOLLOWING THE REORGANIZATION

         Although there are differences in the investment objectives and policies of the Funds, it is not expected that Global Equity will revise its investment objective or any of its policies following the Reorganization to reflect those of Global Small Cap. Rather, because Global Small Cap's assets are predominantly equity securities of small cap issuers, many of which are consistent with Global Equity's investment policies, Mitchell Hutchins and GEIM, Global Small Cap's investment adviser and sub-adviser, respectively, believe that a large portion of Global Small Cap's assets could be transferred to and held by Global Equity if the Reorganization is approved. However, Global Equity is not expected to hold the majority of Global Small Cap's assets for any length of time. Consequently, upon approval of the Reorganization, Global Small Cap will attempt to sell the assets, if any, that are inconsistent with Global Equity's investment policies or that are deemed by Global Equity's portfolio managers to be incompatible with their management of the Fund prior to the effective time of the Reorganization, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by Global Equity. The need, if any, for Global Small Cap to dispose of assets prior to the effective time of the Reorganization may result in selling securities at a disadvantageous time and could result in Global Small Cap's realizing gains (or losses) that would not otherwise have been realized.

FUND BOARD MEMBERS AND OFFICERS

         The Trust's board of trustees ("Trust's Board") will continue to serve in that capacity for Global Equity, including for its shares stemming from the Reorganization. The current Board Members of the Trust are the same persons who are currently directors of Global Small Cap. In addition, the current officers of Global Equity are predominantly the same persons who now serve as Global Small Cap's officers. Upon the Reorganization, the officers of Global Equity will be the officers for the combined Fund. For more information about Global Equity's officers, see the March 1, 1999, Global Equity SAI, incorporated by reference herein. Please see Appendix C for the names, ages and principal occupations of the current Board Members for both Funds and for the officers of Global Small Cap.

INVESTMENT ADVISERS AND PORTFOLIO MANAGEMENT

         As noted above,  Mitchell  Hutchins  serves as  investment  adviser for
Global Small Cap and GEIM serves as its sub-adviser performing, day-to-day portfolio management. Mitchell Hutchins has served as the investment adviser for Global Small Cap since the Fund's inception. GEIM has served as Global Small

Cap's sub-adviser since March 26, 1995. GEIM is affiliated with Mitchell Hutchins because its parent company, General Electric Company, owns 21.7% of Paine Webber Group Inc. ("PW Group"), Mitchell Hutchins' indirect parent.

         Mitchell Hutchins also serves as the investment adviser for Global Equity, performing asset allocation between the U.S. and foreign portions of the Fund's portfolio and managing the U.S. portion of the portfolio day-to-day. Prior to February 13, 1995, Kidder Peabody Asset Management Inc. served as investment adviser for Global Equity. Invista serves as the sub-adviser for the international portion of Global Equity's portfolio. Prior to October 1, 1998, GEIM served as sub-adviser for Global Equity, overseeing the day-to-day management of the Fund's entire portfolio.

         The portfolio managers responsible for the day-to-day management of Global Small Cap's portfolio are:

         o Ralph R. Layman, who is a Chartered Financial Analyst and an Executive Vice President and a senior investment manager at GEIM and General Electric Investment Corporation ("GEIC"). From 1989 to 1991, Mr. Layman served as Executive Vice President, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as Vice President and portfolio manager of Templeton
            Investment Counsel, Inc., and Vice President of the Templeton Emerging Markets Fund; and

         o Judith A. Studer, who is a Senior Vice President and Portfolio Manager with GEIM's International Equities Team. She has more than 12 years of investment experience and has held positions with GEIM and GEIC since 1984.

         The portfolio managers responsible for the asset allocation and day-to-day management of the domestic portion of Global Equity's portfolio are:

         o T. Kirkham Barneby, who has been responsible for Global Equity's asset allocation decisions since October 1, 1998. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. Prior to that year, Mr. Barneby was a senior vice president responsible for quantitative management and asset allocation models at Mitchell Hutchins; and

         o Mark A. Tincher, who has been primarily responsible for the day-to-day management of Global Equity's U.S. investments since October 1, 1998. Mr. Tincher is a managing director and chief investment officer for equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase U.S. equity funds.

         The portfolio manager responsible for the day-to-day management of the international portion of Global Equity's portfolio is:

         o Scott D. Opsal, who has been primarily responsible for the day-to-day management of Global Equity's foreign investments since October 1, 1998, when Invista was appointed as the Fund's sub-adviser for foreign investments. Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

OTHER SERVICE PROVIDERS

         Global Small Cap and Global Equity have the same transfer and dividend disbursing agent (PFPC Inc.), the same custodian (State Street Bank and Trust Company) and the same independent auditors (Ernst & Young LLP). Upon completion of the Reorganization, these entities will continue to provide services to the combined Fund.

                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCES IN INVESTMENT RISKS OF THE FUNDS

         Global Equity and Global Small Cap are subject to substantially the same investment risks arising out of investing in foreign securities generally, and developing markets specifically. However, Global Small Cap is subject to additional risks arising out of its narrower issuer capitalization focus. Global Small Cap focuses its investments in companies with market capitalizations of $1 billion or less. By contrast, Global Equity may invest in securities of issuers with varying market capitalization levels, and thus has greater latitude in allocating its investments in times of economic instability. On the other hand, some of the large capitalization equity securities in which Global Equity invests may also experience substantial economic difficulties.

         Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

RISKS COMMON TO BOTH FUNDS

INVESTING IN SECURITIES GENERALLY

         Investing in either Global Equity or Global Small Cap entails a risk that you could lose all or a portion of your investment. The value of your investment in either Fund goes up and down with the prices of the securities in which the Fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. When interest rates rise, bond prices generally fall; the longer the bond's duration, the more sensitive it is to this risk.

INVESTING IN FOREIGN SECURITIES AND EQUITY

         Investments in foreign securities may be affected by, among others, the following factors:

o CURRENCY EXCHANGE RATES - The dollar value of the Funds' investments denominated in foreign currencies will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

o POLITICAL AND ECONOMIC CONDITIONS - The value of the Funds' foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

o REGULATIONS - Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies. In addition, certain countries may impose expropriation constraints on the assets of certain companies.

o MARKETS - The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and their prices may be more volatile than U.S.
     securities.

         These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with more mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be additional risks and delays in custody and settlement procedures.

LOWER QUALITY DEBT

         Global Small Cap may invest up to 5% of its net assets in debt securities rated as low as B+ by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or B1 by Moody's Investors Service, Inc. ("Moody's"). In the event, due to a downgrade of one or more debt securities, an amount in excess of 5% of the Fund's net assets is held in securities rated below investment grade and comparable unrated securities, GEIM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities do not exceed 5% of the Fund's net assets.

         Global Equity may invest up to 10% of its net assets in convertible securities rated below investment grade (below BBB by S&P or Baa by Moody's).

         Compared to higher-quality debt securities, securities rated below investment grade or "junk bonds" involve greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors' claims. The value of junk bonds often fluctuates in response to issuer, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. During those times, the bonds may be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market risk.

SOVEREIGN DEBT

         Both Global Equity and Global Small Cap may invest in sovereign debt securities of foreign governments. Investments in sovereign debt securities involve special risks. Sovereign debt securities in which the Funds would invest are generally lower-quality debt securities, equivalent to junk bonds. Accordingly, they are subject to many of the same risks as junk bonds, detailed above. In addition, sovereign debt securities are subject to the risk that, under certain political, diplomatic, social or economic circumstances, some developing countries that issue sovereign debt securities may be unable or unwilling to make principal or interest payments as they come due, and a Fund may have limited legal recourse against a sovereign in the event of default.

ILLIQUID SECURITIES

         Global Small Cap may invest up to 20% of its net assets, and Global Equity may invest up to 10% of its net assets, in illiquid securities. Any limitations on resale and marketability of such securities may have the effect of preventing the Funds from disposing of such securities at the time desired or at a reasonable price. In addition, in order to resell restricted securities, the Funds might have to bear the expense and incur the delays associated with registering such securities.

YEAR 2000

         The Funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the Funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the Funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

         Similarly, the companies in which the Funds invest and trading systems used by the Funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the Funds.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the financial performance of Global Equity's Class A Shares. Certain information reflects financial results for a single Global Equity Class A share.

         The total returns in the table represent the rate that an investor would have earned an investment in Global Equity Class A Shares (assuming reinvestment of all dividends and distributions).

         This information has been audited by Ernst & Young LLP, whose report, along with Global Equity's financial statements, is included in Global Equity's Annual Report to Shareholders, which is available upon request.



                                                            GLOBAL EQUITY
                              ------------------------------------------------------------------------------------
                                                               CLASS A
                  --------------------------------------------------------------------------------------------------

                           FOR THE NINE
                           MONTHS ENDED          FOR THE            FOR THE TWO                  FOR THE
                           JULY 31,            YEARS ENDED         MONTHS ENDED                YEARS ENDED
                            (UNAUDITED)        OCTOBER 31,          OCTOBER 31,                 AUGUST 31,
                           ------------- ----------------------    ------------  -------------------------------------
                               1999        1998         1997           1996         1996            1995**      1994
                           -----------   --------      -------     ------------  ------------ ------------   ---------
Net asset value, beginning
of period.................. $   16.27     $   18.37    $   17.43    $  16.81       $  16.12   $  16.98       $   14.55
                            ------------  ------------ ------------ -------------  ---------  -----------    ---------
Net investment income (loss)       0.07        0.03++       0.00       (0.02)          0.02       0.02            0.01
(loss).....................
Net realized and
unrealized gains (losses)
from investments, futures    $   2.49          0.35++      1.52        0.64           1.24        0.37            2.63
and foreign currency.......  ------------  ------------ ------------ -------------  --------   -----------    ---------
Net increase (decrease)
from investment operations.  $   2.56          0.38        1.52        0.62           1.26       0.39            2.64
                             ------------  ------------ ------------ -------------  --------   -----------    ---------
Dividends from net
investment income..........     (0.02)          --           --          --             --         --              --

Distributions from net
realized gains.............     (0.81)          (2.48)      (0.58)        --           (0.57)     (1.25)          (0.21)
                             ------------  ------------ ------------ -------------  --------   -----------    ---------
Total dividends and
distributions..............    (0.83)          (2.48)      (0.58)       0.00          (0.57)     (1.25)          (0.21)
                             ------------  ------------ ------------ -------------  --------   -----------    ---------
Net asset value, end of      $   18.00     $   16.27    $   18.37    $  17.43       $  16.81   $  16.12       $   16.98
                             ============  ============ ============ =============  ========   ===========    =========
period.....................
Total investment return(1).      16.21%         2.53%        8.87%      3.69%           8.06%      3.24%          18.23%
                             ============  ============ ============ =============  ========   ===========    =========
Ratios/Supplemental Data:
Net assets, end of period   $  237,053     $  251,680   $  294,878   $ 307,267      $ 305,218  $ 360,652      $ 185,493
(000's)....................
Expenses to average net         1.56%(2)         1.55%        1.44%       1.53%*         1.48%      1.71%(3)       1.58%
assets.....................
Net investment income
(loss) to average net           0.63%            0.17%        0.01%      (0.80)%*        0.10%      0.09%(3)       0.07%
assets.....................
Portfolio turnover rate....       59%             151%          86%           3%           33%        40%            51%

*   Annualized
** Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
+ Effective October 1, 1998, Invista began overseeing the day-to-day management of the foreign portion of Global Equity's assets and Mitchell Hutchins began allocating the Fund's portfolio between U.S. and foreign investments and managing the U.S. portion of the Fund's assets.
++  Calculated using the average monthly shares outstanding for that year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) During the nine months ended July 31, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represents less than 0.005%.
(3) These ratios include non-recurring reorganization expenses of 0.06% for Class A Shares.




                 ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         The Plan contemplates (a) Global Equity's acquiring on the Closing Date all the assets of Global Small Cap in exchange solely for Global Equity Class A Shares and Global Equity's assumption of all of Global Small Cap's liabilities and (b) the distribution of those shares to Global Small Cap shareholders. Global Small Cap's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). Global Equity will assume from Global Small Cap all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time and whether or not referred to in the Plan (collectively, the "Liabilities"); provided, however, that Global Small Cap will use its best efforts to discharge all of its known Liabilities prior to the Effective Time. Global Equity will deliver its Class A Shares to Global Small Cap, which then will be distributed to Global Small Cap's shareholders.

         The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by Global Equity and the NAV of a Class A Share of Global Equity will be determined as of the close of regular trading on the AMEX on the Closing Date. Where market quotations are readily available, portfolio securities will be valued based upon the quotations, provided they adequately reflect, in Mitchell Hutchins' or a sub-adviser's judgment, the fair value of the security. Where market quotations are not readily available, securities will be valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally will be used to value debt instruments with 60 days or less remaining to maturity, unless a Fund's Board determines that this method does not represent fair value. All other securities and assets will be valued at fair value as determined in good faith by or under the direction of the respective Fund's Board.

         On, or as soon as practicable after, the Closing Date, Global Small Cap will distribute to its shareholders of record as of the Effective Time the Global Equity Class A Shares it receives so that each Global Small Cap shareholder will receive the number of full and fractional Class A Shares of Global Equity equal in aggregate NAV to the shareholder's shares in Global Small Cap. That distribution will be accomplished by opening accounts on the books of Global Equity in the names of Global Small Cap's shareholders and crediting those accounts with Global Equity Class A Shares equal in aggregate NAV to the shareholders' shares in Global Small Cap. Fractional shares of Global Equity will be rounded to the third decimal place.

         Immediately after the Reorganization, each former shareholder of Global Small Cap will own Class A Shares of Global Equity equal in NAV to the aggregate NAV of that shareholder's shares in Global Small Cap immediately prior to the Reorganization. The NAV per share of Global Equity will not be changed as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest.

DESCRIPTION OF SECURITIES TO BE ISSUED

         The Trust is registered with the SEC as an open-end management investment company. Pursuant to the Trust's Amended and Restated Declaration of Trust, the Trust may issue an unlimited number of shares. The Trust's Board has established Global Equity as a series of the Trust and has authorized the public offering of four classes of shares of that Fund, designated Class A, Class B, Class C and Class Y shares. Only Class A Shares will be issued in connection with the Reorganization. Although Class A Shares are customarily subject to an initial sales charge of 4.50% of NAV, this sales charge will be waived for the shares issued in connection with the Reorganization.

         Each share of Global Equity represents an equal proportionate interest with other shares in that Fund, has a par value of $0.001 per share, has equal earnings, assets and voting privileges, except as noted in the Global Equity SAI, and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund declared by the Trust's Board. Each share in a class represents an equal proportionate interest in Global Equity's assets with each other share in that class. Shares of Global Equity entitle their holders to one vote per full share and fractional votes for fractional shares held, except that each class has exclusive voting rights on matters pertaining to its plan of distribution. Shares of Global Equity, when issued, are fully paid and non-assessable.

DIVIDENDS AND OTHER DISTRIBUTIONS

         Dividends from Global Equity's net investment income are normally declared and distributed annually. Any net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions generally are distributed annually. Shareholders of Global Equity receive dividends in additional shares of the same class unless the shareholder elects to receive cash.

         Dividends from Global Small Cap's net investment income, if any, are distributed at least annually. Any net long-term capital gain and net short-term capital gain realized from the sale of portfolio securities and net gains from foreign currency transactions are also generally distributed annually. Shareholders of Global Small Cap may participate in the Fund's Dividend Reinvestment Plan, under which dividends and other distributions are automatically invested in additional shares of the Fund at market price. Alternatively, shareholders may elect to receive dividends and other distributions in cash.

         Each Fund may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed ordinary income and capital gains.

         On or before the Closing Date, Global Small Cap will declare as a distribution substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions to maintain its tax status as a regulated investment company.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by Global Small Cap. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on Global Small Cap shareholders' interests.

POTENTIAL NET REDEMPTION

         If a large percentage of Global Small Cap shareholders redeem their shares shortly after the Reorganization, significant costs may be imposed on Global Equity. To meet redemption requests, Global Equity may be required either to draw upon a line of credit, which would impose some interest costs, or to sell portfolio securities, which would incur brokerage costs and may result in capital gain or loss that would not otherwise have been recognized at that time. Any gain would, to the extent it is not otherwise offset during the year, be distributed to shareholders. Global Equity's recognition and distribution of any such gain would have two negative consequences: first, non-redeeming shareholders would be required to pay taxes on larger capital gain distributions than they would otherwise; and second, Global Equity may need to sell additional portfolio securities to raise cash to make the distributions, potentially resulting in recognition of additional capital gain.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Global Equity of the assets transferred to it by Global Small Cap will be the same as Global Small Cap's book cost basis of such assets.

FEDERAL INCOME TAX CONSIDERATIONS

         Global Small Cap and the Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the following effect:

         (1) Global Equity's acquisition of the Assets in exchange solely for Global Equity Class A Shares and Global Equity's assumption of the Liabilities, followed by Global Small Cap's distribution of those shares PRO RATA to its shareholders constructively in exchange for their Global Small Cap Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) Global Small Cap will recognize no gain or loss on its transfer of the Assets to Global Equity in exchange solely for Global Equity Class A Shares and Global Equity's assumption of the Liabilities or on the subsequent distribution of those shares to Global Small Cap's shareholders  in  constructive  exchange  for  their  Global  Small Cap
         Shares;

         (3) Global Equity will recognize no gain or loss on its receipt of the Assets in exchange solely for Global Equity Class A Shares and its assumption of the Liabilities;

         (4) Global Equity's basis for the Assets will be the same as Global Small Cap's basis therefor immediately before the Reorganization, and Global Equity's holding period for the Assets will include Global Small Cap's holding period therefor;

         (5) A Global Small Cap shareholder will recognize no gain or loss on the constructive exchange of all its Global Small Cap Shares solely for Global Equity Class A Shares pursuant to the Reorganization; and

         (6) A Global Small Cap shareholder's aggregate basis for the Global Equity Class A Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Global Small Cap Shares to be constructively surrendered in exchange for those Global Equity shares, and its holding period for those Global Equity Class A Shares will include its holding period for those Global Small Cap Shares, provided they are held as capital assets by the shareholder on the Closing Date.

The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Global Small Cap shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization   by  Global  Equity  after  the   Reorganization   of  any
pre-Reorganization capital losses realized by Global Small Cap could be subject to limitation in future years under the Code.

         Shareholders of Global Small Cap should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

                            ORGANIZATION OF THE FUNDS

         Global Equity is a diversified series of the Trust, an open-end management investment company. Global Equity commenced operations on November 14, 1991. The Trust was organized as a Massachusetts business trust on March 28, 1991. The operations of the Trust, as a Massachusetts business trust, are governed by its Amended and Restated Declaration of Trust and Massachusetts law. The overall direction and supervision of Global Equity is the responsibility of the Trust's Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered. Prior to August 25, 1995, the name of Global Equity was "Mitchell Hutchins/Kidder, Peabody Global Equity Fund." Prior to February 13, 1995, the name of the Fund was "Kidder, Peabody Global Equity Fund."

         Global Small Cap is a diversified closed-end management investment company that was organized as a Maryland corporation on June 22, 1993. Global Small Cap shares have been listed and publicly traded on the AMEX under the symbol "GSG" since October 15, 1993. The operations of Global Small Cap, as a Maryland corporation, are governed by its Articles of Incorporation and By-Laws and Maryland law. The overall direction and supervision of Global Small Cap is the responsibility of its Board, which has the primary duty of ensuring that the Fund's general investment policies and programs are adhered to and the Fund is properly administered.

                                 CAPITALIZATION

         The following table shows the capitalization of Global Small Cap and Global Equity as of July 31, 1999, and on a PRO FORMA combined basis as of July 31, 1999, giving effect to the Reorganization:

                       GLOBAL SMALL CAP     GLOBAL EQUITY     PRO FORMA CLASS A
                                            FUND: CLASS A         COMBINED
                       ---------------      -------------     -----------------
Net Assets                $66,075,392        $237,053,217       $303,128,609
Shares Outstanding         3,801,667          13,176,559         16,838,414
Net Asset Value Per         $17.38              $18.00             $18.00
Share


         REQUIRED   VOTE.   The  proposal  to  approve  the  Plan  requires  the
affirmative vote of a majority of the votes entitled to be cast on the proposal.

      THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PLAN OF REORGANIZATION.

                             ----------------------

                                  LEGAL MATTERS

         Certain legal matters concerning Global Small Cap and the Trust and their participation in the Reorganization, the issuance of Class A Shares of Global Equity in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to Global Small Cap and to the Trust.


                      INFORMATION FILED WITH THE SECURITIES
                        AND EXCHANGE COMMISSION AND AMEX

         This Proxy Statement/Prospectus and the related SAI do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Global Small Cap has filed with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 Act and the Investment Company Act of 1940, as amended ("1940 Act"), to which reference is hereby made. The SEC file number for Global Small Cap is 811-7814. Global Small Cap's Annual Report to Shareholders is incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and SAI relating to Global Equity is 33-39659. Such Prospectus is attached at Appendix B and such SAI is incorporated herein by reference.

         Global Small Cap and the Trust are each subject to the informational requirements of the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by Global Small Cap and the Trust (including the Registration Statement of the Trust relating to Global Equity and Global Small Cap on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, 14th floor, Chicago, IL 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, DC 20549 at the prescribed rates. The SEC maintains an Internet web site at http://www.sec.gov that contains information regarding the Trust, Global Small Cap and other registrants that file electronically with the SEC.

         Global Small Cap shares are listed and publicly traded on the AMEX. If the Reorganization is approved, Global Small Cap will delist from AMEX upon consummation of the Reorganization. Reports, proxy statements and other information concerning Global Small Cap may be inspected at the offices of AMEX, 86 Trinity Place, New York, NY 10006.

                    INFORMATION ABOUT THE FUNDS' ADVISER AND
                  SUB-ADVISERS, AND GLOBAL EQUITY'S DISTRIBUTOR

         Mitchell Hutchins serves as investment adviser to both Global Small Cap and Global Equity. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114. GEIM serves as investment sub-adviser to Global Small Cap and Invista serves as the investment sub-adviser to Global Equity. GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905, and Invista is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. The advisers supervise all aspects of the Funds' respective operations and provide investment advisory services to each Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the Funds. As of September 30, 1999, Mitchell Hutchins, was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.3 billion, including Global Small Cap and Global Equity, encompassing a broad range of investment objectives.

         Mitchell   Hutchins  is  an  indirect   wholly  owned   subsidiary   of
PaineWebber, which in turn is an indirect wholly owned subsidiary of PW Group, a publicly owned financial services holding company.

                          ADDITIONAL INFORMATION ABOUT
                       GLOBAL SMALL CAP AND GLOBAL EQUITY

         For more information with respect to Global Small Cap concerning the following topics, please refer to the Global Small Cap Annual Report to Shareholders, dated July 31, 1999, as indicated: (i) see "Investment Adviser and Administrator" for further information regarding Global Small Cap's investment adviser, sub-adviser and administrator; (ii) see "Valuation of Investments" for further information regarding the shares of Global Small Cap; and (iii) see "Distribution Policy" for further information regarding the distribution of dividends paid by Global Small Cap through its Dividend Reinvestment Plan.

         For more information with respect to the Trust and Global Equity concerning the following topics, please refer to the Global Equity Prospectus, dated March 1, 1999, and attached as Appendix B to this Proxy Statement/Prospectus, as indicated: (i) see "Investment Objective, Strategies and Risks" and "Management" for further information regarding Global Equity's principal investment strategies and risks and its management; (ii) see "Managing Your Fund Account" and "Pricing and Valuation" for further information regarding the shares of Global Equity; and (iii) see "Managing Your Fund Account" for further information regarding the purchase, redemption and repurchase of shares of Global Equity.

                                     EXPERTS

         The audited financial statements of Global Small Cap and Global Equity incorporated by reference herein and included in Global Small Cap's Annual Report to Shareholders for the fiscal year ended July 31, 1999, and Global Equity's SAI dated March 1, 1999, respectively, have each been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the Funds' respective Annual Reports to Shareholders for the fiscal years ended July 31, 1999, and October 31, 1998, respectively. The financial statements audited by Ernst & Young LLP have been incorporated herein by reference in reliance on its reports given on its authority as experts in auditing and accounting.

                             SHAREHOLDER PROPOSALS

         Global Small Cap will continue to hold annual meetings only if the Reorganization is not approved. If the Reorganization is approved, Global Small Cap will be liquidated. Any shareholder who wishes to submit a proposal for inclusion in Global Small Cap's proxy materials for the next annual shareholders' meeting (if held) must submit such proposal to the Fund a reasonable time before the printing and mailing of such materials. Shareholder proposals that are submitted in a timely manner will not necessarily be included in Global Small Cap's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                   APPENDIX A
                                   ----------


             AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of [_______], between PaineWebber Investment Trust, a Massachusetts business trust ("Trust"), on behalf of PaineWebber Global Equity Fund, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), and Global Small Cap Fund Inc., a Maryland corporation ("Target"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Trust and Target are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund are made and shall be taken or undertaken by Trust.

      The  Investment  Companies  wish to effect a  reorganization  described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest ("shares") in Acquiring Fund and the assumption by Acquiring Fund of Target's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares of common stock of Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein collectively as the "Reorganization."

      Acquiring Fund is an open-end management investment company. Its shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares; only Acquiring Fund's Class A shares ("Acquiring Fund Shares") are involved in the Reorganization.

      Target is a closed-end management investment company that has only a single class of shares. Target Shares can be purchased and sold only on the American Stock Exchange ("AMEX").

      In consideration of the mutual promises contained herein, the parties agree as follows:

1.    PLAN OF REORGANIZATION AND TERMINATION
      --------------------------------------

1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

         (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

         (b) to assume all of Target's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

     1.3. The Liabilities shall include (except as otherwise provided herein) all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

     1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for the current taxable year through the Effective Time.

     1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

     1.8. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2.    VALUATION
      ---------

     2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the AMEX on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target's most recent annual report to its shareholders, less (b) the amount of the Liabilities as of the Valuation Time.

     2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus relating to Acquiring Fund Shares ("Prospectus") and statement of additional information ("SAI").

     2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins Asset Management Inc.

3.    CLOSING AND EFFECTIVE TIME
      --------------------------

     3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on January 21, 2000, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the AMEX is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the AMEX or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

     3.2. Target's fund accounting and pricing agent shall deliver to Trust at the Closing a certificate of an authorized officer verifying the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately before the Closing. Target's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3. Target shall deliver to Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target's Secretary or Assistant Secretary. Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Target evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other Investment Company or its counsel may reasonably request.

     3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES
      ------------------------------

     4.1. Target represents and warrants as follows:

          4.1.1. Target is a corporation that is duly organized, validly existing, and in good standing under the laws of the State of Maryland; and its Articles of Incorporation are on file with the Department of Assessments and Taxation of Maryland;

          4.1.2. Target is duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

          4.1.3. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

          4.1.4. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of its Articles of Incorporation or By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as previously disclosed in writing to and accepted by Trust;

          4.1.5. Except as otherwise disclosed in writing to and accepted by Trust, all material contracts and other commitments of Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

          4.1.6. Except as otherwise disclosed in writing to and accepted by Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target's knowledge) threatened against Target or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.1.7. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.1.8. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

          4.1.9. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target, except for
     (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.1.10. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

          4.1.11. The Liabilities were incurred by Target in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.17 and liabilities incurred by Target in the ordinary course of its business subsequent to July 31, 1999, or otherwise previously disclosed to Trust, none of which has been materially adverse to the business, assets, or results of Target operations;

          4.1.12. Target qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

          4.1.13. Target is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

          4.1.14. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

          4.1.15. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.1.16. Target's financial statements for the year ended July 31, 1999, to be delivered to Trust, fairly represent Target's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.2. Acquiring Fund represents and warrants as follows:

          4.2.1. Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Agreement and Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

          4.2.2. Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

          4.2.3. Acquiring Fund is a duly established and designated series of Trust;

          4.2.4.  No  consideration   other  than  Acquiring  Fund  Shares  (and
     Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

          4.2.6. Acquiring Fund's current Prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Trust's By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target;

          4.2.8. Except as otherwise disclosed in writing to and accepted by Target, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Fund's knowledge) threatened against Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

          4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees (together with Target's board of directors, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

          4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target for use therein;

          4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

          4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

          4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) use a significant portion of Target's historic business assets (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business;

          4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

          4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

          4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target;

          4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended October 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

          4.2.19. Trust's financial statements for the year ended October 31, 1998, to be delivered to Target, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

     4.3. Each Fund represents and warrants as follows:

          4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

          4.3.2. Its management is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (a) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or
     (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund;

          4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          4.3.4. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

          4.3.5. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

          4.3.6. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

          4.3.7. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

          4.3.8. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

          4.3.9. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
     187).

5.    COVENANTS
      ---------

     5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

          (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

          (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

     5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

     5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     5.4. Target covenants that it will assist Trust in obtaining information Trust reasonably requests concerning the beneficial ownership of Target Shares.

     5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Trust at the Closing.

     5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

     5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

     5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

     5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6.    CONDITIONS PRECEDENT
      --------------------

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

     6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with its Articles of Incorporation, its By-Laws, and applicable law.

     6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

     6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

     6.4. Target shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

          6.4.1. Acquiring Fund is a duly established series of Trust, a Business Trust with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target, is a valid and legally binding obligation of Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

          6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Trust's By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target;

          6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.4.6. Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.5. Trust shall have received an opinion of Counsel substantially to the effect that:

          6.5.1. Target is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under its Articles of Incorporation to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

          6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

          6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate Target's Articles of Incorporation or By-Laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Trust;

          6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

          6.5.5. Target is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

          6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target or any of its properties or assets and (b) Target is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

     6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to Counsel) and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

          6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

          6.6.4. Acquiring Fund's basis for the Assets will be the same as Target's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

          6.6.5. A  Shareholder   will  recognize  no  gain  or  loss  on  the
     constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

          6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7.    BROKERAGE FEES AND EXPENSES
      ---------------------------

     7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     7.2. Each Fund will bear its own Reorganization expenses.

8.    ENTIRE AGREEMENT; NO SURVIVAL
      -----------------------------

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9.    TERMINATION OF AGREEMENT
      ------------------------

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target's shareholders:

     9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before April 30, 2000; or

     9.2.  By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees/directors, or officers of either Investment Company, to the other Fund.

10.   AMENDMENT
      ---------

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11.   MISCELLANEOUS
      -------------

     11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3. Target acknowledges that Trust is a Business Trust. This Agreement is executed on behalf of Acquiring Fund and by its directors and/or officers in their capacities as such, and not individually. Target's obligations under this Agreement are not binding on or enforceable against any of its directors, officers, or shareholders but are only binding on and enforceable against Target's assets and property. Acquiring Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to Target's assets and property in settlement of such rights or claims and not to such directors, officers, or shareholders.

     11.4. A trustee of Trust shall not be personally liable hereunder to Target or its directors or shareholders for any act, omission, or obligation of Trust or any other trustee thereof. Target agrees that, in asserting any claim against Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

     11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

      ATTEST:                             GLOBAL SMALL CAP FUND INC.



                                          By:
------------------------------                ----------------------------
Secretary                                     Vice President

      ATTEST:                             PAINEWEBBER INVESTMENT TRUST,
                                             on behalf of its series,
                                             PaineWebber Global Equity Fund



                                          By:
------------------------------                ----------------------------
      Secretary                               Vice President

                                   APPENDIX B
                                   ----------

             EFFECTIVE PROSPECTUS FOR PAINEWEBBER GLOBAL EQUITY FUND

PaineWebber
Global Equity Fund

PaineWebber
Global Income Fund

PaineWebber
Asia Pacific
Growth Fund

PaineWebber
Emerging Markets
Equity Fund

                                ----------------

                                   PROSPECTUS
                                  MARCH 1, 1999
                                ----------------

This prospectus offers shares in PaineWebber's four Global Funds. Each fund offers four classes of shares. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the Securities and Exchange Commission has not approved any fund's shares as investments or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund        PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund        PaineWebber Emerging Markets Equity Fund

                                    CONTENTS

                                    THE FUNDS
--------------------------------------------------------------------------------
  What every investor         xx      PaineWebber Global Equity Fund
should know about
the funds                     xx      PaineWebber Global Income Fund
                              xx      PaineWebber Asia Pacific Growth Fund
                              xx      PaineWebber Emerging Markets Equity Fund
                              xx      More About Risks and Investment Strategies

                                 YOUR INVESTMENT
--------------------------------------------------------------------------------

Information for               xx      Managing Your Fund Account
managing your fund                    --Flexible Pricing
account                               --Buying Shares
                                      --Selling Shares
                                      --Exchanging Shares
                                      --Pricing and Valuation

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Additional important          xx      Management
information about
the funds                     xx      Dividends and Taxes
                              xx      Financial Highlights
Where to learn more
about PaineWebber                     Back Cover
mutual funds

                          -----------------------------
                          The funds are not complete or
                          balanced investment programs.
                          -----------------------------




--------------------------------------------------------------------------------
                                      B-2

--------------------------------------------------------------------------------
                         PaineWebber Global Equity Fund

                         PaineWebber Global Equity Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------
FUND OBJECTIVE

Long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in the United States and in foreign countries that are represented in the MSCI Europe, Australia and Far East Index. The EAFE Index reflects stocks in most developed countries outside North America. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds.

The fund's investment adviser, Mitchell Hutchins Asset Management Inc., allocates the fund's assets between U.S. and foreign markets based on how it expects U.S. stock markets to perform in comparison to stock markets in certain of the EAFE countries. Mitchell Hutchins may increase the allocation of the fund's assets to either the U.S. or foreign markets if it believes that one of those markets has a greater potential for high returns, relative to the risk of loss. Mitchell Hutchins may use futures and foreign currency contracts to adjust the fund's exposure to either the U.S. or foreign markets.

Mitchell Hutchins manages the fund's U.S. investments using its own Factor Valuation Model to identify companies that appear undervalued. The model ranks companies based on "value" factors, such as dividends, cash flows, earnings and book values, as well as on "growth" factors, such as earnings momentum and industry performance forecasts. Mitchell Hutchins then applies fundamental analysis to select specific stocks from among those identified by the model.

Mitchell Hutchins has appointed Invista Capital Management, LLC as the sub-adviser for the fund's foreign investments. Invista selects foreign stocks for the fund through an analysis of the fundamental business prospects of industries and of individual companies and by making an assessment of the relative risks presented by the countries in which those companies operate.

PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

o  Equity Risk

o  Sector Allocation Risk

o  Foreign Securities Risk

o  Emerging Markets Risk

o  Currency Risk

o  Interest Rate Risk

o  Credit Risk

o  Derivatives Risk

For an explanation of each of these risks, see "More About Risks and Investment Strategies," below.

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------
                                       B-3

--------------------------------------------------------------------------------
                         PaineWebber Global Equity Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------
RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to October 1, 1998, when Mitchell Hutchins and Invista assumed the day-to-day management of the fund's assets. Prior to that date, another sub-adviser was responsible for managing all fund assets.
   TOTAL RETURN ON CLASS A SHARES

LOGO

   Best quarter during years shown: 1st quarter, 1998--19.22%
   Worst quarter during years shown: 3rd quarter, 1998--(19.41)%

   AVERAGE ANNUAL TOTAL RETURNS
   as of December 31, 1998
                                                                                                            MSCI
CLASS                                                 CLASS A     CLASS B      CLASS C       CLASS Y       WORLD
(INCEPTION DATE)                                     (11/14/91)  (8/25/95)    (5/10/93)      (5/10/93)     INDEX
---------------                                      ----------   ---------   ---------      ---------     -----

One Year............................................     6.59%      5.67%       9.73%        11.92%        24.80%
Five Years..........................................     7.60%        N/A       7.76%         8.93%        16.19%
Life of Class.......................................    10.15%      8.79%       9.92%        11.10%          *


----------
* Average annual total returns for the MSCI World Index for the life of each class were as follows: Class A -- 13.96%; Class B -- 18.98%; Class C -- 15.76%; and Class Y -- 15.76%.

--------------------------------------------------------------------------------
                                      B-4

                         PaineWebber Global Equity Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                           CLASS A     CLASS B    CLASS C    CLASS Y
                                                           -------     -------    -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...........................        4.5%         None       None       None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)...........................        None           5%         1%       None
Exchange Fee...........................................        None         None       None       None

ANNUAL  FUND  OPERATING   EXPENSES  (expenses  that  are
deducted from fund assets)


                                                           CLASS A     CLASS B    CLASS C    CLASS Y
                                                           -------     -------    -------    --------
Management Fees........................................       0.85%       0.85%      0.85%       0.85%
Distribution and/or Service (12b-1) Fees...............        0.25        1.00       1.00        None
Other Expenses.........................................        0.45        0.53       0.47        0.36
                                                             ------       -----      -----        ----
Total Annual Fund Operating Expenses...................       1.55%       2.38%      2.32%       1.21%

EXAMPLE

This example is intended to help you compare the cost of investing in PaineWebber Global Equity Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                           1 YEAR      3 YEARS    5 YEARS    10 YEARS
                                                           -------     -------    -------    ---------
Class A .                                                     $ 601        $ 918     $1,257      $2,212
Class B (assuming sales of all shares at end of period).        741        1,042      1,470       2,320
Class B (assuming no sales of shares)...................        241          742      1,270       2,320
Class C (assuming sales of all shares at end of period).        335          724      1,240       2,656
Class C (assuming no sales of shares)...................        235          724      1,240       2,656
Class Y .                                                       123          384        665       1,466


-------------------------------------------------------------------------------------------------------
                                       B-5

--------------------------------------------------------------------------------
                         PaineWebber Global Income Fund

                         PaineWebber Global Income Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Primarily,   high  current  income  consistent  with  prudent  investment  risk;
secondarily, capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and in developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower quality bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings but that Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes may provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.

Mitchell Hutchins normally invests a portion of the fund's assets in bonds of U.S. government and private issuers, and allocates the balance of the fund's portfolio among bonds of issuers in different foreign countries. Mitchell Hutchins determines the allocation to different geographic areas, countries and industries based upon its assessment of fundamental economic strengths, credit quality and currency and interest rate trends. Mitchell Hutchins uses foreign currency contracts to increase or decrease the fund's exposure to various foreign currencies.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

o Interest Rate Risk

o Foreign Securities Risk

o Sovereign Risk

o Sector Allocation Risk

o Currency Risk

o Emerging Markets Risk

o Credit Risk

o Non-Diversified Status Risk

o Prepayment Risk

o Derivatives Risk

For an explanation of each of these risks, see "More About Risks and Investment Strategies," below.

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).


--------------------------------------------------------------------------------

                         PaineWebber Global Income Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class B shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN ON CLASS B SHARES



                                      LOGO



Best quarter during years shown: 3rd quarter, 1991--7.17%
Worst quarter during years shown: 1st quarter, 1994--(3.92)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998



                                                                                                      SALOMON
                                                                                                     BROTHERS
                                                                                                        WORLD
CLASS                                          CLASS A      CLASS B     CLASS C      CLASS Y       GOVERNMENT
(INCEPTION DATE)                              (7/1/91)     (3/20/87)   (7/2/92)     (8/26/91)      BOND INDEX
----------------                              ---------    ---------   --------     ---------      ----------

One Year.....................................     6.33%        4.73%      9.47%        11.12%           15.31%
Five Years...................................     5.16%        4.86%      5.50%         6.32%            7.85%
Ten Years....................................       N/A        7.75%        N/A           N/A            8.96%
Life of Class................................     6.92%        9.06%      6.29%         7.78%           *


-----------

* Average annual total returns for the Salomon Brothers World Government Bond Index for the life of each class were as follows: Class A -- 9.95%; Class B -- 8.90%; Class C -- 8.42%; and Class Y -- 9.58%.
--------------------------------------------------------------------------------

                         PaineWebber Global Income Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES   These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                                CLASS A       CLASS B        CLASS C     CLASS Y
                                                                -------       -------        -------     -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................        4%          None            None        None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................      None            5%           0.75%        None
Exchange Fee................................................      None          None            None        None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                CLASS A       CLASS B        CLASS C       CLASS Y
                                                                -------       -------        -------       ------

Management Fees............................................       0.75%         0.75%          0.75%         0.75%
Distribution and/or Service (12b-1) Fees...................       0.25          1.00           0.75          None
Other Expenses.............................................       0.24          0.38           0.27          0.21
                                                                ------         -----          -----         -----
Total Annual Fund Operating Expenses.......................      1.24%         2.13%          1.77%         0.96%



EXAMPLE

This example is intended to help you compare the cost of investing in PaineWebber Global Income Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                               1YEAR           3YEARS       5YEARS        10YEARS
                                                               -----           ------       ------        -------
Class A.......................................................  $521            $778        $1,054         $1,840
Class B (assuming sales of all shares at end of period).......   716             967         1,344          2,026
Class B (assuming no sales of shares).........................   216             667         1,144          2,026
Class C (assuming sales of all shares at end of period).......   255             557           959          2,084
Class C (assuming no sales of shares).........................   180             557           959          2,084
Class Y.......................................................    98             306           531          1,178


------------------------------------------------------------------------------------------------------------------
                                       B-8

                      PaineWebber Asia Pacific Growth Fund

                      PaineWebber Asia Pacific Growth Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


FUND OBJECTIVE

Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of companies in the Asia Pacific Region, except Japan.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Capital Management International Inc. as the fund's sub-adviser. Schroder Capital allocates investments among Asia Pacific Region countries based on its assessment of those countries' long-term business environments. Within those countries, Schroder Capital selects stocks of companies that, based on its analyses of fundamental corporate data, it believes have sustainable competitive advantages and whose growth prospects are undervalued by other investors. Schroder Capital's extensive network of locally based analysts conducts comprehensive research to assess potential returns. It also considers companies' management capability, the ability of companies to tap capital markets, competitive position in both domestic and export markets, government regulation, and other factors.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

o Equity Risk

o Foreign Securities Risk

o Emerging Markets Risk

o Currency Risk

o Regional Concentration Risk

For an explanation of each of these risks, see "More About Risks and Investment Strategies," below.

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).


--------------------------------------------------------------------------------

                      PaineWebber Asia Pacific Growth Fund

                                   PERFORMANCE
--------------------------------------------------------------------------------


RISK/RETURN BAR CHART AND TABLE

The following bar chart shows the fund's performance for the last calendar year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns during the last calendar year and for the life of the fund for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN ON CLASS A SHARES

                                      LOGO

Best quarter during the year shown: 4th quarter--19.90%
Worst quarter during the year shown: 2nd quarter--(25.95)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                                            MSCI
                                                                                                        ASIA PACIFIC
                                                                                                            FREE
CLASS                                        CLASS A        CLASS B        CLASS C         CLASS Y       (EX-JAPAN)
(INCEPTION DATE)                            (3/25/97)      (3/25/97)      (3/25/97)       (3/13/98)        INDEX
----------------                            ---------      ---------      ---------       ---------        -----
One Year..................................   (15.72)%       (16.69)%        (13.18)%            N/A        (4.42)%
Life of Class.............................   (28.12)%       (28.41)%        (26.74)%       (16.28)%             *


* Average annual total returns for the MSCI Asia Pacific Free (ex-Japan) Index for the life of each class were as follows: Class A -- (22.07)%; Class B -- (22.07)%; Class C -- (22.07)%; and Class Y -- (13.05)%.



--------------------------------------------------------------------------------
                                      B-10

--------------------------------------------------------------------------------
                      PaineWebber Asia Pacific Growth Fund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)


                                                              CLASS A        CLASS B         CLASS C       CLASS Y
                                                              -------        -------         -------       -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................   4.5%           None            None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................   None             5%              1%          None
Exchange Fee................................................   None           None            None          None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                              CLASS A        CLASS B        CLASS C         CLASS Y
                                                              -------        -------        -------         -------

Management Fees...........................................     1.20%          1.20%          1.20%           1.20%
Distribution and/or Service (12b-1) Fees..................     0.25           1.00           1.00            None
Other Expenses............................................     1.43           1.43           1.40            1.46
Total Annual Fund Operating Expenses......................     2.88%          3.63%          3.60%           2.66%


EXAMPLE

The following example is intended to help you compare the cost of investing in PaineWebber Asia Pacific Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                1 YEAR     3YEARS    5YEARS     10YEARS
                                                                ------     ------    ------     -------

Class A........................................................   $728     $1,302    $1,900     $3,510
Class B (assuming sales of all shares at end of period)........    865      1,411     2,078      3,573
Class B (assuming no sales of shares)..........................    365      1,111     1,878      3,573
Class C (assuming sales of all shares at end of period)........    462      1,103     1,864      3,862
Class C (assuming no sales of shares)..........................    362      1,103     1,864      3,862
Class Y........................................................    269        826     1,410      2,993


--------------------------------------------------------------------------------
                                      B-11

--------------------------------------------------------------------------------

                    PaineWebber Emerging Markets Equity Fund

                    PAINEWEBBER EMERGING MARKETS EQUITY FUND

                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


FUND OBJECTIVE

Long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of companies in emerging market countries.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, has appointed Schroder Capital Management International Inc. as the fund's sub-adviser. Schroder Capital diversifies the fund's investments by spreading them among different geographic areas and industries. Schroder Capital assesses emerging market countries to determine which are most likely to have favorable long-term business environments and to have economic and political conditions that will not impede a company's growth.

Within individual countries, Schroder Capital tries to diversify the fund's investments among companies that it believes have attractive stock prices relative to expected growth. Schroder Capital selects stocks of companies that, based on its analyses of fundamental corporate data, it believes have sustainable competitive advantages and whose growth prospects are undervalued by other investors.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; investors may lose money by investing in the fund. The principal risks presented by the fund are:

o  Equity Risk

o  Foreign Securities Risk

o  Emerging Markets Risk

o  Currency Risk

o  Sector Allocation Risk

For an explanation of each of these risks, see "More About Risks and Investment Strategies," below.

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THOSE REPORTS).



--------------------------------------------------------------------------------
                                      B-12

--------------------------------------------------------------------------------
                    PaineWebber Emerging Markets Equity Fund


                                   PERFORMANCE
--------------------------------------------------------------------------------


RISK/RETURN BAR CHART AND TABLE

The following bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have as long a performance history as any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true of the period prior to February 25, 1997, which is when Mitchell Hutchins appointed Schroder Capital as the fund's sub-adviser. Prior to that date, another sub-adviser was responsible for managing the fund's assets.


TOTAL RETURN ON CLASS A SHARES

                                      LOGO

Best quarter during years shown: 4th quarter, 1998--16.58%
Worst quarter during years shown: 2nd quarter, 1998--(22.48)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                                                                               MSCI
                                                                                             EMERGING
CLASS                                          CLASS A    CLASS B     CLASS C    CLASS Y      MARKETS
(INCEPTION DATE)                              (1/19/94)  (12/5/95)   (1/19/94)  (1/19/94)   FREE INDEX
----------------                              ---------  ---------   ---------  ---------   ----------

One Year.....................................  (29.76)%    (30.17)%   (27.72)%    (26.26)%   (25.34)%
Life of Class................................  (11.51)%    (10.63)%   (11.36)%    (10.49)%      *


* Average annual total returns for the MSCI Emerging Markets Free Index for the life of each class were as follows: Class A -- (9.75)%; Class B -- (9.66)%; Class C -- (9.75)%; and Class Y -- (9.75)%.



--------------------------------------------------------------------------------
                                      B-13

--------------------------------------------------------------------------------
                    PaineWebber Emerging Markets Equity Fund


                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------
FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)

                                                                    CLASS A       CLASS B        CLASS C       CLASS Y
                                                                    -------       -------        -------       -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)................................         4.5%          None           None          None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)................................         None            5%             1%          None
Exchange Fee................................................         None          None           None          None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                                                    CLASS A       CLASS B        CLASS C       CLASS Y
                                                                    -------       -------        -------       -------

Management Fees...........................................           1.20%         1.20%          1.20%         1.20%
Distribution and/or Service (12b-1) Fees..................           0.25          1.00           1.00          None
Other Expenses............................................           2.26          2.72           2.22          2.16
                                                                    ------        ------         ------        ------
Total Annual Fund Operating Expenses......................           3.71%         4.92%          4.42%         3.36%
Expense Reimbursement*....................................           1.27          1.73           1.23          1.17
Net Expenses*.............................................           2.44%         3.19%          3.19%         2.19%


* The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of the current fiscal year otherwise would exceed the "Net Expenses" rates for each class as shown above. The fund has agreed to repay Mitchell Hutchins for those reimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those years to exceed those "Net Expenses" rates.

EXAMPLE

The following example is intended to help you compare the cost of investing in PaineWebber Emerging Markets Equity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same, except for the one year period when the fund's expenses are lower due to its reimbursement agreement with Mitchell Hutchins. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 YEAR      3YEARS    5YEARS     10YEARS
                                                                  ------      ------    ------     -------

Class A.........................................................   $686       $1,422    $2,177     $4,152
Class B (assuming sales of all shares at end of period).........    822        1,624     2,529      4,388
Class B (assuming no sales of shares)...........................    322        1,324     2,329      4,388
Class C (assuming sales of all shares at end of period).........    422        1,227     2,143      4,479
Class C (assuming no sales of shares)...........................    322        1,227     2,143      4,479
Class Y.........................................................    222          924     1,650      3,570



--------------------------------------------------------------------------------
                                      B-14

--------------------------------------------------------------------------------

PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                         MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in one or more of the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further detail about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK.Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative. Some low quality bonds may be in default when purchased by a fund.

CURRENCY RISK.Currency risk is the risk that the value of a foreign currency in which one or more of a fund's investments are denominated will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

DERIVATIVES RISK.The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

EMERGING MARKETS RISK.Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.

EQUITY RISK.The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.

FOREIGN SECURITIES RISK.Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When securities are denominated in foreign currencies, they also are subject to currency risk (see above).

INTEREST RATE RISK.The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

--------------------------------------------------------------------------------
                                      B-15

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


NON-DIVERSIFIED STATUS RISK.This means that a fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.

PREPAYMENT RISK.Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income.
Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

REGIONAL CONCENTRATION RISK.Asia Pacific Growth Fund invests primarily in stocks of companies in the Asia Pacific Region (excluding Japan). As a result, factors affecting this region will affect the value of the fund's investments more than if the fund invested in several geographic areas. The Asia Pacific Region countries in which the fund invests generally have less stable economies, stock markets, currencies and political systems than in Europe or North America. Also, countries in the Asia Pacific Region generally are heavily dependent on international trade and on the availability of foreign capital. This makes these countries more subject to external influences.

SECTOR ALLOCATION RISK.Mitchell Hutchins, Schroder Capital or Invista may not be successful in choosing the best allocation among geographic or other market sectors. A fund that allocates its assets among market sectors is more dependent on its investment adviser's or sub-adviser's ability to successfully assess the relative values in each sector than are funds that do not do so.

SOVEREIGN RISK.Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.
ADDITIONAL RISKS

YEAR 2000 RISK.The funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the companies in which the funds invest and trading systems used by the funds could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the funds.


ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES.In order to protect itself from adverse market conditions, a fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective. However, Global Income Fund may invest in money market instruments on an unlimited basis as part of its ordinary investment strategy. Each of the other funds may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER.Each fund may engage in frequent trading in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.


--------------------------------------------------------------------------------

Frequent trading also may increase the portion of a fund's dividends that represent short-term capital gains. The federal income tax rate payable by shareholders on dividends representing short-term capital gains is the same as the rate on dividends representing ordinary income, but it is higher than the rate on dividends representing long-term capital gains.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                 Your Investment
                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------


FLEXIBLE PRICING

The funds offer four classes of shares--Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest in the funds and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each fund are described in the following tables.


CLASS A SALES CHARGES FOR: GLOBAL EQUITY FUND
                        ASIA PACIFIC GROWTH FUND
                        EMERGING MARKETS EQUITY FUND

                                             SALES CHARGE AS A PERCENTAGE OF:        DISCOUNT TO SELECTED DEALERS AS
AMOUNT OF INVESTMENT                     OFFERING PRICE     NET AMOUNT INVESTED       PERCENTAGE OF OFFERING PRICE
--------------------                     --------------     -------------------      -----------------------------
Less than $50,000.......................           4.50%                   4.71%                             14.25%
$50,000 to $99,999......................           4.00                    4.17                               3.75
$100,000 to $249,999....................           3.50                    3.63                               3.25
$250,000 to $499,999....................           2.50                    2.56                               2.25
$500,000 to $999,999....................           1.75                    1.78                               1.50
$1,000,000 and over (1).................           None                    None                               1.00(2)

CLASS A SALES CHARGES FOR: GLOBAL INCOME FUND

Less than $100,000......................           4.00%                   4.17%                              3.75%
$100,000 to $249,999....................           3.00                    3.09                               2.75
$250,000 to $499,999....................           2.25                    2.30                               2.00
$500,000 to $999,999....................           1.75                    1.78                               1.50
$1,000,000 and over(1)..................           None                    None                               1.00(2)


(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the funds' Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to PaineWebber.

--------------------------------------------------------------------------------
                                      B-18

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

SALES CHARGE REDUCTIONS AND WAIVERS. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber mutual fund. You can combine the value of Class A shares that you own in other PaineWebber funds and the purchase amount of the Class A shares of the PaineWebber fund that you are buying.

You may also qualify for a lower sales charge if you combine your purchases with those of:

o  your spouse, parents or children under age 21;

o  your Individual Retirement Accounts (IRAs);

o  certain employee benefit plans, including 401(k) plans;

o  a company that you control;

o  a trust that you created;

o Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

o  accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:

o Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

o Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

   -- you were the Financial Advisor's client at the competing brokerage firm;

   --within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and
   --you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

o Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

o Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets; or

o Are a participant in the PaineWebber Members Only ProgramTM. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested.

NOTE: See the funds' Statement of Additional Information for some other sales charge waivers. If you think you qualify for any sales charge reductions or waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the funds' Systematic Withdrawal Plan, see the Statement of Additional Information or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS B SHARES

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. If you hold your Class B shares


--------------------------------------------------------------------------------
                                      B-19
for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of

--------------------------------------------------------------------------------

PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


purchase or the net asset value at the time of sale by the percentage shown below:

                              PERCENTAGE BY WHICH
IF YOU SELL                  THE SHARES' NET ASSET
SHARES WITHIN:               VALUE IS MULTIPLIED:
--------------               --------------------

1st year since purchase.....                   5%
2nd year since purchase.....                    4
3rd year since purchase.....                    3
4th year since purchase.....                    2
5th year since purchase.....                    2
6th year since purchase.....                    1
7th year since purchase.....                 None

We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

To minimize the deferred sales charge, we will assume that you are selling

o First, Class B shares representing reinvested dividends and o Second, Class B shares that you have owned the longest.

SALES CHARGE WAIVERS. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

o  You participate in the Systematic Withdrawal Plan;
o You are older than 591/2 and are selling shares to take a distribution from certain types of retirement plans;
o  You receive a tax-free return of an excess IRA contribution;
o You receive a tax-qualified retirement plan distribution following retirement; or
o The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship.

NOTE: If you think you qualify for any of these sales charge waivers, you will need to provide documentation to PaineWebber or the fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Systematic Withdrawal Plan, see the Statement of Additional Information or contact your PaineWebber Financial Advisor or correspondent firm.



--------------------------------------------------------------------------------
                                      B-21

CLASS C SHARES

Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in fund shares.

Class C shares pay an annual 12b-1 distribution fee of 0.75% (0.50% for Global Income Fund) of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Over time these fees will increase the cost of your investment and may cost you more than if you paid a front-end sales charge. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% (0.75% for Global Income Fund) by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals, in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

NOTE: If you want information on the funds' Systematic Withdrawal Plan, see the Statement of Additional Information or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

o  Buy  shares  through  PaineWebber's  PACE  Multi-Advisor  Program;
o  Buy $10 million or more of PaineWebber fund shares at any one time;
o Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or
o Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


Class Y shares do not pay ongoing sales or distribution fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES
-------------

If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase fund shares through your Financial Advisor. Otherwise, you can invest in the funds through the funds' transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to: PFPC Inc., Attn.: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

If you wish to invest in other PaineWebber Funds, you can do so by:

o Contacting your Financial Advisor (if you have an account at PaineWebber or at a PaineWebber correspondent firm);

o  Mailing an application with a check; or

o  Opening an account by exchanging shares from another PaineWebber fund.

You do not have to complete an application when you make additional investments in the same fund.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.


MINIMUM INVESTMENTS:
--------------------
  To open an account..... $1,000
  To add to an account...   $100

Each fund may waive or reduce these amounts for:

o  Employees of PaineWebber or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.

SELLING SHARES
--------------

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

--------------------------------------------------------------------------------

If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the fund's transfer agent. Your letter must include:

o  Your name and address;
o  The fund's name;
o  The fund account number;
o  The dollar amount or number of shares you want to sell; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:
   Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The funds will not accept signature guarantees that are not a part of these programs.

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs each fund money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES
-----------------

You may exchange Class A, Class B or Class C shares of each fund for shares of the same class of most other PaineWebber funds. You may not exchange Class Y shares.

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. Each fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

Other PaineWebber funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PAINEWEBBER   CLIENTS.If  you  bought  your  shares  through  PaineWebber  or  a correspondent firm, you may exchange your shares by placing an order with your PaineWebber Financial Advisor.

OTHER INVESTORS.If you are not a PaineWebber client, you may exchange your shares by writing to the fund's transfer agent. You must include:

o  Your name and address;
o The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;
o  Your account  number;
o How much you are exchanging (by dollar amount or by number of shares to be sold); and
o A guarantee of your signature. (See "Buying Shares" for information on obtaining a signature guarantee.)

Mail the letter to:
  PFPC Inc.
  Attn.: PaineWebber Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.

A fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION
---------------------

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. Each fund calculates net asset value on days that the New York Stock Exchange is open. Each fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the funds do not price their

--------------------------------------------------------------------------------

shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

Each fund calculates its net asset value based on the current market value for its portfolio securities. The funds normally obtain market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The funds normally use the amortized cost method to value bonds that will mature in 60 days or less.

Judgment  plays a greater role in valuing  thinly traded  securities,  including
many  lower-rated  bonds,  because  there  is  less  reliable,   objective  data
available.

The funds calculate the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. A fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which a fund does not calculate net asset value. You will not be able to sell your shares on those days. If a fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. Any use of fair value methods would be intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.



--------------------------------------------------------------------------------

PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISERS

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York, 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by PaineWebber Group Inc., a publicly owned financial services holding company. On January 31, 1999, Mitchell Hutchins was adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.7 billion.

Invista Capital Management, LLC is the sub-adviser for Global Equity Fund's foreign investments. It is located at 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309. As of December 31, 1998, Invista managed approximately $31.0 billion in client assets.

Schroder Capital Management International Inc. is the sub-adviser to Asia Pacific Growth Fund and Emerging Markets Equity Fund. Schroder Capital is located at 1301 Avenue of the Americas, New York, New York 10019. As of December 31, 1998, Schroder Capital, together with its United Kingdom affiliate, Schroder Capital Management International Limited, had over $27.1 billion under management.

The funds have received an exemptive order from the SEC that permits their boards to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before its board may implement it. As of March 1, 1999, only the shareholders of Global Equity Fund have done so.


PORTFOLIO MANAGERS

GLOBAL EQUITY FUND.Mitchell Hutchins is responsible for allocating Global Equity Fund's assets between U.S. and foreign markets and for managing its U.S. investments. Since October 1, 1998, T. Kirkham Barneby has been responsible for the fund's asset allocation decisions. Mr. Barneby is a managing director and chief investment officer for quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. Prior to that year, Mr. Barneby was a senior vice president responsible for quantitative management and asset allocation models.

Mark A. Tincher has been primarily responsible for the day-to-day management of the fund's U.S. investments since October 1, 1998. Mr. Tincher is a managing director and chief investment officer for equities (stocks) of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area and oversaw the management of all Chase equity funds.

Scott D. Opsal has been primarily responsible for the day-to-day management of the fund's foreign investments since October 1, 1998, when Invista was appointed as the fund's sub-adviser for foreign investments. Mr. Opsal is an executive vice president and chief investment officer of Invista, where he has been employed since 1986.

GLOBAL INCOME FUND.Stuart Waugh and William King are primarily responsible for the day-to-day management of Global Income Fund. Mr. Waugh has been involved with the fund since its inception, first as an analyst and then as portfolio manager since 1993. Mr. Waugh is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995 and assumed his present responsibilities with the fund in 1997. Prior to 1995, he was at IBM Corporation, where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.

Other members of Mitchell Hutchins' international fixed income group provide information on market outlook, interest rate forecasts and other factors affecting global fixed income investments.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund


ASIA PACIFIC GROWTH FUND.Louise Croset and Heather Crighton, with the assistance of Schroder Capital's Asia Pacific Region investment committee, have been primarily responsible for the day-to-day management of Asia Pacific Growth Fund since its inception. Ms. Croset is a first vice president and director of Schroder Capital and has been with the firm since 1993. She has managed Asia Pacific Region stocks for the past 14 years. Ms. Crighton is a first vice president of Schroder Capital and has also been with the firm since 1993.
She has managed Asia Pacific Region stocks for the past ten years.

EMERGING MARKETS EQUITY FUND.John A. Troiano, Ms. Crighton and Mark Bridgeman, with the assistance of Schroder Capital's emerging markets investment committee, have been primarily responsible for the day-to-day management of Emerging Markets Equity Fund since Schroder Capital was appointed sub-adviser. On February 25, 1997. Mr. Troiano has been chief executive of Schroder Capital since July 1997, and has been employed by various Schroder Group companies in the portfolio management area since 1988. He is currently chairman of Schroder Capital's emerging markets investment committee. Mr. Bridgeman joined Schroder Capital in 1990 and has been a vice president and international fund manager of the firm since 1995.

The funds paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the following rates of average daily net assets:

Global Equity Fund..........     0.85%
Global Income Fund............   0.75%
Asia Pacific Growth Fund......   1.20%
Emerging Markets Equity Fund.    1.20%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------


DIVIDENDS

Global Income Fund normally declares and pays dividends monthly, and it distributes substantially all of its gains, if any, annually. The other funds normally declare and pay dividends and distribute any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares are expected to have the lowest dividends of any class of a fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its corresponding firms if you prefer to receive dividends in cash.



TAXES

The dividends that you receive from a fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

Global Income Fund expects that its dividends will be taxed primarily as ordinary income. The other funds expect that their dividends will be comprised primarily of capital gain distributions. The distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the fund held the assets that generated the gains for more than 12 months. Your fund will tell you how you should treat its dividends for tax purposes.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PaineWebber Global Equity Fund          PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund          PaineWebber Emerging Markets Equity Fund

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for funds or classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends). The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors (or for Global Income Fund, PricewaterhouseCoopers LLP, independent accountants), whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. Annual Reports may be obtained without charge by calling 1-800-647-1568.


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                    PaineWebber Global Equity Fund


                                                         FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     GLOBAL EQUITY FUND
                                                                                     ------------------
                                                                      CLASS A                                         CLASS B
                                                                      -------                                         -------


                                                  FOR THE       FOR THE TWO           FOR THE                FOR THE    FOR THE TWO
                                                YEARS ENDED     MONTHS ENDED        YEARS ENDED             YEARS ENDED MONTHS ENDED
                                                OCTOBER 31,      OCTOBER 31,         AUGUST 31,             OCTOBER 31, OCTOBER 31,
                                                -----------     ------------         ----------             -----------
                                              1998#      1997        1996      1996      1995**   1994     1998#      1997     1996
                                             ------      ----        ----      ----    --------   ----     -----      ----     ----
Net asset value, beginning of period.....   $18.37    $ 17.43    $ 16.81    $ 16.12  $ 16.98  $ 14.55  $17.69   $ 16.93   $ 16.35
                                            ------    -------    -------    -------  -------  -------  ------    ------   -------
Net investment income (loss).............     0.03+      0.00      (0.02)      0.02     0.02     0.01   (0.12)+   (0.21)    (0.05)
Net realized and unrealized gains (losses)
from investments, futures and foreign         0.35+      1.52       0.64       1.24     0.37     2.63    0.34+     1.55      0.63
currency.................................   ------    -------    -------    -------  -------  -------  ------    ------   -------
Net increase (decrease) from investment       0.38       1.52       0.62       1.26     0.39     2.64    0.22      1.34      0.58
operations...............................   -------   -------    -------    -------  -------  -------  ------    ------   -------
Distributions from net realized gains....    (2.48)     (0.58)        --      (0.57)   (1.25)   (0.21)  (2.48)    (0.58)       --
                                             ------    ------    -------    -------  -------  -------  ------    ------   -------
Net asset value, end of period...........   $16.27    $ 18.37    $ 17.43    $ 16.81  $ 16.12  $ 16.98  $15.43   $ 17.69   $ 16.93
                                             ======   =======    =======    =======  =======  =======  ======    ======   =======
Total investment return (1)..............     2.53%      8.87%      3.69%      8.06%    3.24%   18.23%   1.62%     8.05%     3.55%
                                             ======    =======    =======    =======  =======  ======= =======  =======   =======
Ratios/Supplemental Data:
Net assets, end of period (000's)........  $251,680  $ 294,878  $ 307,267  $ 305,218 $360,652 $185,493 $52,709  $87,104   $113,445
Expenses to average net assets...........     1.55%      1.44%     1.53%*      1.48%  1.71%(2)   1.58%   2.38%    2.26%     2.34%*
Net investment income (loss) to average
net assets...............................     0.17%      0.01%   (0.80)%*      0.10%  0.09%(2)   0.07% (0.74)%  (0.80)%   (1.61)%*
Portfolio turnover rate..................      151%        86%        3%         33%    40%        51%    151%      86%        3%


______________

*   Annualized
** Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
# Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.
+   Calculated using the average monthly shares outstanding for the year.
++ For the period August 25, 1995 (commencement of offering of shares) to August 31, 1995.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                    PaineWebber Global Equity Fund

                                                         FINANCIAL HIGHLIGHTS
                                                              (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 GLOBAL EQUITY FUND
                                                                                 ------------------

                                                             CLASS B                                    CLASS C
                                                             -------                                    -------

                                           FOR THE         FOR THE        FOR THE       FOR THE TWO        FOR THE
                                           YEAR ENDED      PERIOD       YEARS ENDED       MONTHS         YEARS ENDED
                                           AUGUST 31,      ENDED        OCTOBER 31,       ENDED           AUGUST 31,
                                           ----------      AUG. 31,     -----------     OCTOBER 31,       ----------
                                                           --------                     -----------
                                              1996          1995++      1998#     1997       1996      1996     1995**
                                              ----          ------      -----     ----       ----      ----     ------
Net asset value, beginning of period.....   $ 15.82         $15.83     $17.69   $ 16.93    $ 16.35   $ 15.82   $ 16.81
                                              -----         ------     ------   -------    -------   -------   -------
Net investment income (loss).............    (0.12)           0.00      (0.11)+   (0.23)     (0.05)    (0.13)    (0.11)
Net realized and unrealized gains (losses)
from investments, futures and foreign
currency.................................      1.22          (0.01)      0.35 +    1.57       0.63      1.23      0.37
Net increase (decrease) from investment        ----         ------       ----      ----       ----      ----      ----
operations...............................      1.10          (0.01)      0.24      1.34       0.58      1.10      0.26
                                               ----          ------      ----      ----       ----      ----      ----

Distributions from net realized gains....     (0.57)           --       (2.48)    (0.58)       --      (0.57)    (1.25)

Net asset value, end of period...........   $ 16.35         $15.82     $15.45   $ 17.69    $ 16.93   $ 16.35   $ 15.82
                                            =======         ======     ======   =======    =======   =======   =======
Total investment return (1)..............      7.18%         (0.06)%     1.74%     8.05%      3.55%     7.18%     2.46%
                                             =======        ========    ======  ========   ========  ========  ========
Ratios/Supplemental Data:
Net assets, end of period (000's)........    $113,235      $142,880    $41,103   $54,510    $67,530   $66,585   $83,485
Expenses to average net assets...........        2.25%     2.17%*(2)     2.32%     2.20%     2.30%*     2.27%   2.48%(2)
Net investment income (loss) to average
net assets...............................      (0.68)%   (1.92)%*(2)   (0.65)%   (0.75)%   (1.57)%*   (0.70)% (0.68)%(2)
Portfolio turnover rate..................          33%           40%      151%       86%         3%       33%        40%



______________

*   Annualized
** Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
# Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.
+   Calculated using the average monthly shares outstanding for the year.
++ For the period August 25, 1995 (commencement of offering of shares) to August 31, 1995.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.



--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                    PaineWebber Global Equity Fund

                                                         FINANCIAL HIGHLIGHTS
                                                              (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                           GLOBAL EQUITY FUND


                                                                CLASS Y
                                                                -------

                                                   FOR THE        FOR THE TWO          FOR THE
                                               YEARS ENDED        MONTHS           YEARS ENDED
                                               OCTOBER 31,        ENDED            AUGUST 31,
                                               -----------        OCTOBER 31,      ----------
                                                                  -----------

                                             1994    1998#   1997     1996     1996     1995**  1994
                                             ----    -----   ----     ----     ----     ------  ----
Net asset value, beginning of period.....   $14.52  $18.63  $17.60   $16.97   $16.22   $17.03  $14.56
                                            ------  ------  ------   ------   ------   ------  ------
Net investment income (loss).............    (0.07)   0.09+   0.10    (0.01)    0.07     0.07    0.05
Net realized and unrealized gains (losses)
from investments, futures and foreign         2.57    0.35+   1.51     0.64     1.25     0.37    2.63
currency.................................     ----    -----   ----     ----     ----     ----    ----

Net increase (decrease) from investment
operations...............................     2.50    0.44    1.61     0.63     1.32     0.44    2.68
                                              ----    ----    ----     ----     ----     ----    ----
Distributions from net realized gains....    (0.21)  (2.48)  (0.58)     --     (0.57)   (1.25)  (0.21)

Net asset value, end of period...........   $16.81  $16.59  $18.63   $17.60   $16.97   $16.22  $17.03
                                            ======  ======  ======   ======   ======   ======  ======
Total investment return (1)..............    17.29%   2.86%   9.31%    3.71%    8.39%    3.54%   18.49%
                                            ======= ======= =======  =======  =======  ======= ========
Ratios/Supplemental Data:
Net assets, end of period (000's)........  $31,837 $51,025 $57,683  $63,225  $61,736  $57,150   $28,390
Expenses to average net assets...........     2.33%   1.21%   1.10%    1.18%*   1.17%    1.46%(2)  1.33%
Net investment income (loss) to average
net assets...............................    (0.68)%  0.50%   0.36%   (0.45)%*  0.46%    0.36%(2)  0.32%
Portfolio turnover rate..................        51%   151%     86%        3%     33%      40%       51%



______________

*   Annualized
** Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc. to Mitchell Hutchins on February 13, 1995.
# Effective October 1, 1998, Invista Capital Management, LLC oversees the day-to-day management of the international portion of the fund's assets and Mitchell Hutchins allocates the portfolio between domestic and international investments and manages the domestic portion of the fund's assets.
+   Calculated using the average monthly shares outstanding for the year.
++ For the period August 25, 1995 (commencement of offering of shares) to August 31, 1995.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) These ratios include non-recurring reorganization expenses of 0.06%, 0.00%, 0.06% and 0.06% for Class A, Class B, Class C and Class Y shares, respectively.


                                                                      GLOBAL INCOME FUND
                                                                      ------------------

                                                     CLASS A                                CLASS B
                                                     -------                                -------

                                                            FOR THE YEARS ENDED OCTOBER 31,

                                                            -------------------------------


                                  1998       1997      1996       1995     1994      1998      1997      1996
                                  ----       ----      ----       ----     ----      ----      ----      ----
Net asset value, beginning of
year...........................   $ 10.27    $ 10.46   $ 10.35    $ 9.99    $ 10.97   $ 10.24   $ 10.44   $ 10.31
                                    -----      -----     -----     ----      -----     -----     -----     -----
Net investment income..........     0.62@      0.69@     0.72@     0.77@       0.72     0.51@     0.58@     0.64@
Net realized and unrealized
gains (losses) from investments
currency.......................     0.32@    (0.19)@     0.13@     0.31@      (1.05)    0.33@   (0.17)@     0.15@
                                    -----    -------     -----     -----      ------    -----   -------     -----
Net increase (decrease) from
investment transactions........      0.94       0.50      0.85     1.08       (0.33)    0.84     0.41       0.79
                                    -----    -------     -----     -----      ------    -----   -------     -----
Dividends from net investment
income.........................     (0.50)     (0.54)    (0.74)    (0.72)     (0.33)   (0.43)    (0.48)    (0.66)
Distributions in excess of net
investment income..............     (0.05)     (0.06)      --        --         --     (0.04)    (0.05)       --
Distribution from paid-in capital   (0.08)     (0.09)      --        --       (0.32)   (0.07)    (0.08)       --
                                    ------   --------    ------    ------     ------   ------  --------    ------
Total dividends and distributions
to shareholders................     (0.63)     (0.69)    (0.74)    (0.72)     (0.65)   (0.54)    (0.61)    (0.66)
                                    ------   --------    ------    ------     ------   ------  --------    ------
Net asset value, end of year...   $ 10.58    $ 10.27   $ 10.46   $ 10.35     $ 9.99   $10.54   $ 10.24    $10.44
                                    ======     ======    ======    ======     ======   ======  ========    ======
Total investment return (1)....     9.51%      4.99%     8.60%     11.09%    (3.10)%   8.53%     4.11%     7.95%
                                    ======     ======    ======    ======    =======   ======  ========    ======
Ratio/Supplemental data:
Net assets, end of year (000's)  $408,190   $486,718 $ 549,932   $663,022  $ 611,855 $33,478  $103,312   $307,577
Expenses to average net assets.     1.24%      1.21%     1.27%   1.24%(2)      1.17%   2.13%     1.99%      1.99%
Net investment income to
average net assets.............     6.07%      6.66%     6.88%   7.47%(2)      6.94%   5.16%     5.83%      6.14%
Portfolio turnover rate........       93%       172%      126%       113%       108%     93%      172%       126%

---------------

@   Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.
(2) These ratios include non-recurring reorganization expenses of 0.04%.


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


                                                    PaineWebber Global Income Fund

                                                         FINANCIAL HIGHLIGHTS
                                                              (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                       GLOBAL INCOME FUND
                                                       ------------------
                                             CLASS B                         CLASS C
                                             -------                         -------

                                                 FOR THE YEARS ENDED OCTOBER 31,
                                                 -------------------------------

                                     1995        1994      1998      1997      1996        1995
                                     ----        ----      ----      ----      ----        ----

Net asset value, beginning of       $ 9.96      $ 10.95   $ 10.26   $ 10.45   $ 10.33     $ 9.98
year...........................     ------      -------   -------   -------   -------     ------
                                     0.69@         0.86     0.56@     0.63@     0.67@      0.71@
Net investment income..........
Net realized and unrealized          0.30@       (1.28)     0.33@   (0.18)@     0.14@      0.31@
gains (losses) from investments      -----      -------   -------   -------   -------     ------
currency.......................       0.99       (0.42)      0.89      0.45      0.81       1.02
                                     -----      -------   -------   -------   -------     ------
Net increase (decrease) from         (0.64)      (0.29)     (0.46)    (0.50)    (0.69   )  (0.67)
investment transactions........

Dividends from net investment          --          --       (0.04)    (0.06)      --         --
income.........................
Distributions in excess of net
investment income..............        --        (0.28)     (0.07)    (0.08)      --         --
Distribution from paid-in capital    -----      -------   -------   -------   -------     ------

Total dividends and distributions
to shareholders................      (0.64)      (0.57)     (0.57)    (0.64)    (0.69   )  (0.67)
                                     -----      -------   -------   -------   -------     ------
Net asset value, end of year...     $ 10.31       $9.96     $10.58    $10.26    $10.4   5  $10.33
                                    =======      =======   =======   =======   ======   =  ======
Total investment return (1)....      10.24%      (3.90)%     9.01%     4.48%     8.12   %  10.49%
                                    =======      =======   =======   =======   ======   =  ======
Ratio/Supplemental data:           $484,534    $728,553   $28,633  $ 36,935  $ 50,928    $71,329
Net assets, end of year (000's)     2.00%(2)      1.94%     1.77%     1.69%     1.73%    1.75%(2)
Expenses to average net assets.
Net investment income to
average net assets.............    6.71%(2)       6.05%     5.54%     6.17%     6.40%    6.96%(2)
Portfolio turnover rate........        113%        108%       93%      172%      126%        113%



@   Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.
(2) These ratios include non-recurring reorganization expenses of 0.04%.


--------------------------------------------------------------------------------


                         PaineWebber Global Income Fund

                              FINANCIAL HIGHLIGHTS
                                   (Continued)
--------------------------------------------------------------------------------

                               GLOBAL INCOME FUND
                               ------------------

                                     CLASS Y
                                     -------

                         FOR THE YEARS ENDED OCTOBER 31,
                         -------------------------------

                                         1994      1998      1997      1996      1995      1994
                                         ----      ----      ----      ----      ----      ----

Net asset value, beginning of          $ 10.96   $ 10.27   $ 10.49   $ 10.35   $ 9.99    $ 10.97
year...........................        -------   -------   -------   -------   ------    -------

Net investment income..........           0.70     0.65@     0.71@     0.75@    0.78@       0.75
Net realized and unrealized
gains (losses) from investments
currency.......................          (1.09)     0.32@   (0.21)@     0.17@    0.32@     (1.06)
                                        -------   -------   -------   -------   ------    -------
Net increase (decrease) from
investment transactions........          (0.39)      0.97      0.50      0.92     1.10     (0.31)
                                        -------   -------   -------   -------   ------    -------
Dividends from net investment
income.........................          (0.30)     (0.52)    (0.56)    (0.78)   (0.74)    (0.34)
Distributions in excess of net
investment income..............            --       (0.05)    (0.06)      --       --        --
Distribution from paid-in capital

Total dividends and distributions
to shareholders................         (0.29)     (0.09)    (0.10)      --       --      (0.33)
                                       -------   -------   -------   -------   ------    -------
Net asset value, end of year...         (0.59)     (0.66)    (0.72)    (0.78)   (0.74)    (0.67)
                                       -------   -------   -------   -------   ------    -------
Total investment return (1)....        $ 9.98    $ 10.58    $10.27    $10.49   $10.35    $ 9.99
                                       =======   =======   =======   =======   ======    =======
Ratio/Supplemental data:              (3.56)%      9.89%     5.20%     9.25%    11.39%   (2.86)%
Net assets, end of year (000's)       =======    =======   =======   =======   ======    =======
Expenses to average net assets.       $92,480    $ 9,547  $ 10,096  $ 13,077   $16,613   $12,975
Net investment income to                1.68%      0.96%     0.94%     0.96%   0.95%(2)    0.88%
average net assets.............         6.34%      6.35%     6.93%     7.19%   7.77%(2)    7.23%
Portfolio turnover rate........          108%        93%      172%      126%      113%      108%


---------------------

@   Calculated using the average monthly shares outstanding for the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges; results would be lower if sales charges were included.
(2) These ratios include non-recurring reorganization expenses of 0.04%.

------------------------------------------------------------------------------------------------------------------------------------
                                                PaineWebber Asia Pacific Growth Fund

                                                        FINANCIAL HIGHLIGHTS
                                                             (continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      ASIA PACIFIC GROWTH FUND
                                                                      ------------------------

                                                   CLASS A                 CLASS B                 CLASS C                 CLASS Y
                                                   -------                 -------                 -------                 -------
                                                                                                                           FOR THE
                                                   FOR THE                 FOR THE                 FOR THE               FISCAL YEAR
                                                FISCAL YEARS            FISCAL YEARS            FISCAL YEARS                ENDED
                                                    ENDED                   ENDED                   ENDED                OCTOBER 31,
                                                 OCTOBER 31,             OCTOBER 31,             OCTOBER 31,               1998++
                                               1998     1997+          1998     1997+          1998    1997+               ------
                                               ----     -----          ----     -----          ----    -----

Net asset value, beginning of period......   $ 8.96    $12.50         $8.92    $12.50        $ 8.92   $ 12.50             $  8.66
                                              -----    ------         -----    ------         -----    ------             -------
Net investment income (loss)..............    0.00@      0.03         (0.06)@   (0.03)      (0.06)@    (0.03)             (0.06)@
Net realized and unrealized losses from
 investments and foreign currency.........  (2.14)@     (3.57)        (2.12)@   (3.55)      (2.12)@    (3.55)             (1.93)@
Net decrease from investment operations...  (2.14)      (3.54)        (2.18)    (3.58)      (2.18)     (3.58)             (1.87)
                                             ------     ------        -------  -------      -------   -------             -------
Net asset value, end of period............   $6.82     $ 8.96         $6.74   $  8.92        $6.74    $ 8.92              $6.79
                                             ======    =======        =======  =======      =======   =======             =======
Total investment return(1)................ (23.88)%   (28.32)%       (24.44)% (28.64)%     (24.44)%  (28.64)%            (21.59)%
                                           ========   ========       ======== ========     ========  ========            ========
Ratios/Supplemental Data:
Net assets, end of period (000s).......... $ 11,526   $ 21,466        $12,746 $ 22,949      $ 6,220  $13,887              $   47

Expenses to average net assets............    2.88%     2.33%*          3.63%   3.12%*        3.60%   3.10%*                2.66%*
Net investment income (loss) to average
 net assets...............................  (0.02)%     0.37%*        (0.78)% (0.43)%*      (0.79)% (0.42)%*                1.46%*
Portfolio turnover rate...................      59%       13%             59%     13%           59%     13%                   59%
-----------------

*   Annualized
+   For the period March 25, 1997 (commencement of operations) to October 31, 1997.
++  For the period March 13, 1998  (commencement of offering) through October 31, 1998.
@   Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of  each period  reported, reinvestment of all dividends and other  distributions  if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period  reported.  The figures do not include  sales  charges;
    results would be lower if sales charges were included.  Total investment  returns for periods less than a year have not been annualized.















------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PaineWebber Global Equity Fund      PaineWebber Asia Pacific Growth Fund
PaineWebber Global Income Fund      PaineWebber Emerging Markets Equity Fund






                           [INTENTIONALLY LEFT BLANK]
























--------------------------------------------------------------------------------


                                              PaineWebber Emerging Markets Equity Fund

                                                        FINANCIAL HIGHLIGHTS
                                                             (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                                                      EMERGING MARKETS EQUITY FUND
                                                                      ----------------------------
                                                            CLASS A                                 CLASS B
                                                            -------                                 -------

                                                                                                FOR THE                 FOR THE FOUR
                                                    FOR THE      FOR THE FOUR     FOR THE        PERIOD   FOR THE YEARS    MONTHS
                                                  YEARS ENDED    MONTHS ENDED   YEARS ENDED      ENDED        ENDED        ENDED
                                                  OCTOBER 31,    OCTOBER 31,      JUNE 30,      JUNE 30,   OCTOBER 31,   OCTOBER 31,
                                               1998    1997***       1996       1996    1995**   1994+    1998  1997***     1996
                                               ----    -------       ----       ----    ------   -----    ----  -------     ----

Net asset value, beginning of period......    $9.39      $9.46       $10.0      $9.73   $10.79   $12.00  $ 9.19    $ 9.32    $ 9.94
                                              -----      -----       -----      -----   ------   ------  ------    ------    ------
Net investment income (loss)..............    (0.01)@    (0.06)       (0.13)    (0.14)   (0.04)    0.04   (0.08)@   (0.10)    (0.07)
Net realized and unrealized losses from
 investments and foreign currency.........    (2.86)@    (0.01)       (0.47)     0.47    (0.97)   (1.25)  (2.74)@   (0.03)    (0.55)
                                              ------     ------       ------    ------   ------   ------  ------   ------    ------
Net increase (decrease) from
 investment operations....................    (2.87)     (0.07)       (0.60)     0.33    (1.01)   (1.21)  (2.82)    (0.13)    (0.62)
                                              ------     ------       ------    ------   ------   ------  ------   ------    ------
Dividends from net investment income......      --         --           --        --       --       --      --       --        --
                                              ------     ------       ------    ------   ------   ------  ------   ------    ------
Net asset value, end of period............    $6.52      $9.39        $9.46     $10.06    $9.73   $10.79   $6.37   $ 9.19     $9.32
                                              ======     ======       ======    ======   ======   ======  ======   ======    ======
Total investment return(1)................  (30.56)%   (0.74)%      (5.96)%      3.39%  (9.29)%  (10.08)% (30.69)%  (1.39)%  (6.24)%
                                            ========   ========     ========    ======  =======  ======== ======== ========  =======
Ratios/Supplemental Data:
Net assets, end of period (000s)..........   $4,237     $9,222      $14,992    $20,680  $33,043  $ 46,758    $461  $ 1,598     $879
Expenses net of fee waivers, to
average net assets........................    2.44%      2.44%        2.44%      2.44%    2.44%    2.47%*   3.19%    3.19%    3.19%*
Expenses before fee waivers, to average
 net assets...............................    3.71%      3.01%        3.48%      3.42%    2.54%    2.47%*   4.92%    3.82%    4.23%*
Net investment income (loss), net
 of fee waivers, to average net assets....   (0.16)%    (0.40)%      (1.42)%    (0.52)%  (0.76)%   0.72%* (0.99)%  (1.25)%  (2.12)%*
Net investment income (loss) to average
 net assets...............................   (1.43)%    (0.97)%      (2.46)%    (1.50)%  (0.86)%   0.72%* (2.72)%  (1.88)%  (3.16)%*
Portfolio turnover rate...................       64%       87%           22%       69%      76%       8%      64%      87%      22%*

-----------------

+   For the period  January 19, 1994  (commencement  of  operations)  to June 30, 1994.
++  For the period December 5, 1995  (commencement of offering of shares) to June
    30, 1996.
@   Calculated using the average monthly shares outstanding for the year.
*   Annualized
**  Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc.
    to Mitchell Hutchins on February 13, 1995.
*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.
(1) Total  investment  return is calculated  assuming a $1,000  investment on the first day of each period reported, reinvestment of all dividends at net asset value on the  payable  dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

















------------------------------------------------------------------------------------------------------------------------------------


                                                PaineWebber Emerging Markets Equity Fund

                                                         FINANCIAL HIGHLIGHTS
                                                              (Continued)
------------------------------------------------------------------------------------------------------------------------------------

                                             EMERGING MARKETS EQUITY FUND
                                             ----------------------------
  CLASS B                          CLASS C
  -------                          -------
                                             FOR THE                                               FOR THE
                                             PERIOD      FOR THE     FOR THE FOUR     FOR THE      PERIOD       FOR THE
                                             ENDED     YEARS ENDED   MONTHS ENDED   YEARS ENDED    ENDED      YEARS ENDED
                                             JUNE 30,   OCTOBER 31,    OCTOBER 31,     JUNE 30,    JUNE 30,   OCTOBER 31,

                                             1996++    1998   1997***  1996    1996   1995**      1994+     1998     1997***
                                             ------    ----   -------  ----    ----   ------      -----     ----     -------
Net asset value, beginning of period......   $ 9.13   $ 9.17  $ 9.32   $ 9.94   $ 9.67 $ 10.75     $ 12.00   $ 9.46  $ 9.51
                                             ------   ------  ------   ------   ------ -------     -------   ------  ------
Net investment income (loss)..............    (0.01)  (0.08)@  (0.14)   (0.22)   (0.24)  (0.17)        --   (0.01)@   (0.02)
Net realized and unrealized losses from
 investments and foreign currency.........     0.82   (2.77)@  (0.01)   (0.40)    0.51   (0.90)      (1.25) (2.87)@   (0.03)
                                             ------   ------- ------   -------  ------ --------    -------- -------   ------
Net increase (decrease) from                   0.81   (2.85)   (0.15)   (0.62)    0.27   (1.07)      (1.25)  (2.88)   (0.05)
 investment operations....................   ------   ------- -------  -------  ------ --------    -------- -------  -------

Dividends from net investment income......         --      --       --       --       --   (0.01)         --      --      --
                                                   --      --       --       --       -- --------         --      --      --
Net asset value, end of period............    $9.94   $ 6.32 $  9.17   $ 9.32  $ 9.94  $  9.67     $ 10.75   $ 6.58  $ 9.46
                                              =======   ====== =======   ======  ======  =======     ========  ======   =====
Total investment return(1)................     8.87% (31.08)% (1.61)%  (6.24)%   2.79%  (10.01)    (10.42)%  (30.44)%  (0.53)%
                                              ======= ======== =======  =======  ======  =======    ========= ======== =======
Ratios/Supplemental Data:
Net assets, end of period (000s)..........      $936   $ 2,575 $ 5,345   $7,882  $11,561 $18,551     $26,721   $   877  $10,053
Expenses net of fee waivers, to
average net assets........................      3.19%*     3.19%   3.19%   3.19%*    3.19%   3.19%      3.22%*     2.19%   2.19%
Expenses before fee waivers, to average
 net assets...............................      4.97%*     4.42%   3.78%   4.23%*    4.17%   3.29%      3.22%*     3.36%   2.69%
Net investment income (loss), net
 of fee waivers, to average net assets....     (0.21)%*  (0.96)% (1.18)% (2.16)%*  (1.28)% (1.50)%    (0.03)%*   (0.08)% (0.15)%
Net investment income (loss) to average
 net assets...............................     (1.99)%*  (2.19)% (1.77)% (3.20)%*  (2.26)% (1.60)%    (0.03)%*   (1.25)% (0.65)%
Portfolio turnover rate...................         64%       64%     87%      22%      69%     76%          8%       64%     87%



--------------------
+   For the period  January 19, 1994  (commencement  of  operations) to June 30,
    1994.

++  For the period December 5, 1995  (commencement of offering of shares) to June
    30, 1996.
@   Calculated using the average monthly shares outstanding for the year.
*   Annualized
**  Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc.
    to Mitchell Hutchins on February 13, 1995.
*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.
(1) Total  investment  return is calculated  assuming a $1,000  investment on the first day of each period reported, reinvestment of all dividends at net asset value on the  payable  dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.





                                             EMERGING MARKETS EQUITY FUND
                                             ----------------------------
                                                       CLASS Y
                                                       -------
                                                                           FOR THE
                                            FOR THE FOUR     FOR THE         PERIOD
                                            MONTHS ENDED    YEARS ENDED       ENDED
                                             OCTOBER 31,     JUNE 30,       JUNE 30,

                                               1996       1996      1995**     1994+
                                               ----       ----      ------     -----
Net asset value, beginning of period......   $ 10.11    $ 9.75    $ 10.80    $ 12.00
                                             -------    ------    -------    -------
Net investment income (loss)..............     (0.05)    (0.01)     (0.01)      0.05
Net realized and unrealized losses from
 investments and foreign currency.........     (0.55)     0.37      (0.99)     (1.25)
                                             -------    ------    -------    --------
Net increase (decrease) from
 investment operations....................       (0.60)     0.36      (0.98)     (1.20)
                                               --------   ------    --------   --------
Dividends from net investment income......           --       --      (0.07)        --
                                                     --       --    --------        --
Net asset value, end of period............     $   9.51   $10.11   $   9.75    $ 10.80
                                               ========   ======   =========   =======
Total investment return(1)................       (5.93)%    3.69%    (9.03)%   (10.00)%
                                               =========  =======  =========   ========
Ratios/Supplemental Data:
Net assets, end of period (000s)..........     $  11,375 $ 12,979  $  12,332   $ 15,435
Expenses net of fee waivers, to
average net assets........................         2.19%*    2.19%      2.19%     2.22%*
Expenses before fee waivers, to average
 net assets...............................         3.23%*    3.29%      2.29%     2.22%*
Net investment income (loss), net
 of fee waivers, to average net assets....        (1.13)%*  (0.15)%    (0.51)%     0.97%*
Net investment income (loss) to average
 net assets...............................        (2.17)%*  (1.25)%    (0.61)%     0.97%*
Portfolio turnover rate...................             22%      69%        76%         8%


-------------------------
+   For the period  January 19, 1994  (commencement  of  operations) to June 30,
    1994.

++  For the period December 5, 1995  (commencement of offering of shares) to June
    30, 1996.
@   Calculated using the average monthly shares outstanding for the year.
*   Annualized
**  Investment advisory functions for the fund were transferred from Kidder Peabody Asset Management Inc.
    to Mitchell Hutchins on February 13, 1995.
*** Investment sub-advisory functions for the fund were transferred from Emerging Markets Management to Schroder Capital effective February 25, 1997.
(1) Total  investment  return is calculated  assuming a $1,000  investment on the first day of each period reported, reinvestment of all dividends at net asset value on the  payable  dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.



---------------------------------------------------------------------------------------------------------------
TICKER SYMBOL: Global Equity Fund Class     A: KPGEX.Q   Asia Pacific Growth Fund Class         A: PPGAX.Q
                                            B: KPGLX.Q                                          B: PPGBX.Q
                                            C: KPGBX.Q                                          C: PPGCX.Q
                                            Y: KPGCX.Q                                          Y: None

               Global Income Fund Class     A: PGBAX.Q   Emerging Markets Equity Fund Class     A: KPEAX.Q
                                            B: PGBBX.Q                                          B: None
                                            C: PWIDX.Q                                          C: KPEBX.Q
                                            Y: None                                             Y: None


For investors who want more information about the funds, the following documents are available free upon request:


ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.

You may discuss your questions about the funds by contacting your PaineWebber Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the funds directly at 1-800-647-1568.

You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds:

o For a fee, by writing to or calling the Commission's Public Reference Room, Washington, D.C. 20549-6009 Telephone: 1-800-SEC-0330

o   Free from the Commission's Internet website at: http://www.sec.gov








Investment Company Act File No.
PaineWebber Global Equity Fund: 811-6292
PaineWebber Global Income Fund: 811-5259
PaineWebber Asia Pacific Growth Fund: 811-4040
PaineWebber Emerging Markets Equity Fund: 811-7104

                                   APPENDIX C
                                   ----------

        BOARD MEMBERS OF GLOBAL SMALL CAP AND GLOBAL EQUITY AND OFFICERS OF
                                GLOBAL SMALL CAP


      The following is a list of the present Board Members of both Funds and officers of Global Small Cap, their ages, business addresses and a description of their principal occupations during the past five years:

                          POSITION WITH
NAME AND ADDRESS; AGE     GLOBAL SMALL          BUSINESS EXPERIENCE; OTHER
                           CAP/GLOBAL                  DIRECTORSHIPS
                             EQUITY
-----------------------  ----------------  -------------------------------------

Margo N. Alexander*+; 52  Board Member     Mrs.  Alexander  is  chairman (since
                          and President    March 1999), chief executive officer
                                           and a director of  Mitchell  Hutchins
                                           (since   January   1995),    and   an
                                           executive vice president and director
                                           of      PaineWebber      Incorporated
                                           ("PaineWebber")  (since  March 1984).
                                           Mrs.  Alexander  is  president  and a
                                           director or trustee of 32  investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

Richard Q. Armstrong;     Board Member     Mr.   Armstrong   is   chairman   and
R.Q.A. Enterprises                         principal    of    RQA    Enterprises
One Old Church Road -                      (management  consulting  firm) (since
Unit #6                                    April 1991 and  principal  occupation
Greenwich, CT 06830                        since March 1995).  Mr. Armstrong was
                                           chairman   of   the   board,    chief
                                           executive  officer  and  co-owner  of
                                           Adirondack  Beverages  (producer  and
                                           distributor   of  soft   drinks   and
                                           sparkling/still    waters)   (October
                                           1993-March 1995). He was a partner of
                                           The  New  England   Consulting  Group
                                           (management      consulting     firm)
                                           (December  1992-September  1993).  He
                                           was  managing  director  of LVMH U.S.
                                           Corporation  (U.S.  subsidiary of the
                                           French  luxury  goods   conglomerate,
                                           Louis    Vuitton    Moet    Hennessey
                                           Corporation) (1987-1991) and chairman
                                           of its wine and  spirits  subsidiary,
                                           Schieffelin   &   Somerset    Company
                                           (1987-1991).   Mr.   Armstrong  is  a
                                           director or trustee of 31  investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

E. Garrett Bewkes, Jr.*   Board Member     Mr. Bewkes is a director of PW  Group
+; 73                     and Chairman     (holding  company of PaineWebber  and
                          of the Board     Mitchell Hutchins). Prior to December
                                           1995,  he  was  a  consultant  to  PW
                                           Group. Prior to 1988, he was chairman
                                           of the  board,  president  and  chief
                                           executive    officer   of    American
                                           Bakeries     Company    (baker    and
                                           distributor of bakery products).  Mr.

                          POSITION WITH
NAME AND ADDRESS; AGE     GLOBAL SMALL          BUSINESS EXPERIENCE; OTHER
                           CAP/GLOBAL                  DIRECTORSHIPS
                             EQUITY
-----------------------  ----------------  -------------------------------------

                                           Bewkes is a  director  of  Interstate
                                           Bakeries Corporation. Mr. Bewkes is a
                                           director or trustee of 35  investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

Richard R. Burt; 52       Board Member     Mr. Burt is chairman of IEP Advisers,
1275 Pennsylvania                          Inc.  (international  investments and
Ave., N.W.                                 consulting  firm)  (since March 1994)
Washington, D.C.                           and a partner  of  McKinsey & Company
20004                                      (management  consulting  firm) (since
                                           1991).  He  is  also  a  director  of
                                           Archer-Daniels-Midland            Co.
                                           (agricultural commodities), Hollinger
                                           International    Co.    (publishing),
                                           Homestake Mining Corp. (gold mining),
                                           Powerhouse      Technologies     Inc.
                                           (provides  technology  to gaming  and
                                           wagering   industries)   and  Weirton
                                           Steel Corp.  (steel  fabrication  and
                                           finished steel products).  He was the
                                           chief  negotiator  in  the  Strategic
                                           Arms Reduction  Talks with the former
                                           Soviet Union (1989-1991) and the U.S.
                                           Ambassador to the Federal Republic of
                                           Germany  (1985-1989).  Mr.  Burt is a
                                           director or trustee of 31  investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

Mary C. Farrell*+; 49     Board Member     Ms.  Farrell is a managing  director,
                                           senior   investment   strategist  and
                                           member  of  the   Investment   Policy
                                           Committee of PaineWebber. Ms. Farrell
                                           joined  PaineWebber in 1982. She is a
                                           member  of  the   Financial   Women's
                                           Association   and  Women's   Economic
                                           Roundtable  and  appears as a regular
                                           panelist  on Wall  $treet  Week  with
                                           Louis  Rukeyser.  She also  serves on
                                           the  Board of  Overseers  of New York
                                           University's    Stern    School    of
                                           Business.  Ms.  Farrell is a director
                                           or trustee of 30 investment companies
                                           for    which    Mitchell    Hutchins,
                                           PaineWebber    or   one   of    their
                                           affiliates   serves   as   investment
                                           adviser.

Meyer Feldberg; 57        Board Member     Mr. Feldberg is Dean and Professor of
Columbia University                        Management of the Graduate  School of
101 Uris Hall                              Business, Columbia University.  Prior
New York, New York                         to  1989,  he  was  president  of the
10027                                      Illinois   Institute  of  Technology.
                                           Dean  Feldberg  is also a director of
                                           Primedia Inc. (publishing), Federated
                                           Department  Stores Inc.  (operator of
                                           department  stores) and Revlon,  Inc.
                                           (cosmetics).   Dean   Feldberg  is  a
                                           director or trustee of 34  investment
                                           companies    for    which    Mitchell
                                           Hutchins,    PaineWebber   or   their
                                           affiliates   serves   as   investment
                                           adviser.

                          POSITION WITH
NAME AND ADDRESS; AGE     GLOBAL SMALL          BUSINESS EXPERIENCE; OTHER
                           CAP/GLOBAL                  DIRECTORSHIPS
                             EQUITY
-----------------------  ----------------  -------------------------------------

George W. Gowen; 70       Board Member     Mr.  Gowen  is a  partner  in the law
666 Third Avenue                           firm  of   Dunnington,   Bartholow  &
New York, New York                         Miller.  Prior to May 1994,  he was a
10017                                      partner  in the law  firm  of  Fryer,
                                           Ross & Gowen. Mr. Gowen is a director
                                           or trustee of 34 investment companies
                                           for    which    Mitchell    Hutchins,
                                           PaineWebber    or   one   of    their
                                           affiliates   serves   as   investment
                                           adviser.

Frederic V. Malek; 62     Board Member     Mr.   Malek  is  chairman  of  Thayer
1455 Pennsylvania                          Capital  Partners   (merchant  bank).
Avenue, N.W.                               From January  1992 to November  1992,
Suite 350                                  he   was    campaign    manager    of
Washington, D.C.                           Bush-Quayle  '92.  From 1990 to 1992,
20004                                      he was vice  chairman  and, from 1989
                                           to   1990,   he  was   president   of
                                           Northwest  Airlines  Inc.,  NWA  Inc.
                                           (holding    company   of    Northwest
                                           Airlines  Inc.)  and  Wings  Holdings
                                           Inc.  (holding  company of NWA Inc.).
                                           Prior to 1989, he was employed by the
                                           Marriott     Corporation     (hotels,
                                           restaurants,   airline  catering  and
                                           contract  feeding),   where  he  most
                                           recently   was  an   executive   vice
                                           president  and  president of Marriott
                                           Hotels and Resorts. Mr. Malek is also
                                           a director  of Aegis  Communications,
                                           Inc.    (tele-services),     American
                                           Management Systems,  Inc. (management
                                           consulting    and    computer-related
                                           services), Automatic Data Processing,
                                           Inc. (computing services), CB Richard
                                           Ellis,  Inc. (real estate  services),
                                           Choice  Hotels  International  (hotel
                                           and hotel  franchising),  FPL  Group,
                                           Inc. (electric  services),  HCR/Manor
                                           Care,   Inc.    (health   care)   and
                                           Northwest  Airlines Inc. Mr. Malek is
                                           a   director   or   trustee   of   31
                                           investment    companies   for   which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.

Carl W. Schafer; 63       Board Member     Mr.   Schafer  is  president  of  the
66 Witherspoon Street                      Atlantic    Foundation    (charitable
#1100                                      foundation      supporting     mainly
Princeton, NJ  08542                       oceanographic     exploration     and
                                           research).  He is a director of Labor
                                           Ready, Inc.  (temporary  employment),
                                           Roadway Express, Inc. (trucking), The
                                           Guardian   Group  of  Mutual   Funds,
                                           Harding,    Loevner   Funds,    Evans
                                           Systems,   Inc.   (a   motor   fuels,
                                           convenience   store  and  diversified
                                           company),  Electronic Clearing House,
                                           Inc.     (financial      transactions
                                           processing), Frontier Oil Corporation
                                           and Nutraceutix,  Inc. (biotechnology
                                           company).  Prior to January  1993, he
                                           was   chairman   of  the   Investment
                                           Advisory   Committee  of  the  Howard
                                           Hughes Medical Institute. Mr. Schafer
                                           is  a  director   or  trustee  of  31
                                           investment    companies   for   which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.

                          POSITION WITH
NAME AND ADDRESS; AGE     GLOBAL SMALL          BUSINESS EXPERIENCE; OTHER
                           CAP/GLOBAL                  DIRECTORSHIPS
                             EQUITY
-----------------------  ----------------  -------------------------------------

Brian M. Storms*+; 45     Board Member     Mr.  Storms  is  president  and chief
                                           operating    officer   of    Mitchell
                                           Hutchins  (since  March  1999).   Mr.
                                           Storms was  president  of  Prudential
                                           Investments  (1996-1999).   Prior  to
                                           joining Prudential, he was a managing
                                           director at Fidelity Investments. Mr.
                                           Storms is a director or trustee of 31
                                           investment    companies   for   which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.



                      INFORMATION REGARDING THE OFFICERS OF
                                GLOBAL SMALL CAP

                          POSITION WITH             BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     GLOBAL SMALL CAP                DIRECTORSHIPS
---------------------     ----------------          --------------------------

Ann E. Moran*; 42        Vice President    Ms. Moran is a vice  president  and a
                             and           manager  of the mutual  fund  finance
                          Assistant        department of Mitchell Hutchins.  Ms.
                          Treasurer        Moran   is  a  vice   president   and
                                           assistant  treasurer of 32 investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

Dianne E. O'Donnell*;    Vice President    Ms.   O'Donnell   is  a  senior  vice
47                             and         president and deputy general  counsel
                            Secretary      of Mitchell  Hutchins.  Ms. O'Donnell
                                           is a vice  president and secretary of
                                           31  investment  companies  and a vice
                                           president and assistant  secretary of
                                           one  investment   company  for  which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.

Emil Polito**; 39        Vice President    Mr. Polito is a senior vice president
                                           and   director  of   operations   and
                                           control for  Mitchell  Hutchins.  Mr.
                                           Polito  is  vice   president   of  32
                                           investment    companies   for   which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.

Victoria E.              Vice President    Ms. Schonfeld is a  managing director
Schonfeld*; 48                             and   general   counsel   of Mitchell
                                           Hutchins   since   May  1994   and  a
                                           senior vice  president of PaineWebber
                                           since  July  1995. Ms. Schonfeld is a
                                           vice   president  of  31   investment
                                           companies  and a vice  president  and
                                           secretary of one  investment  company
                                           for    which    Mitchell    Hutchins,
                                           PaineWebber    or   one   of    their
                                           affiliates   serves   as   investment
                                           adviser.

Paul H. Schubert*; 36    Vice President    Mr.   Schubert  is  a   senior   vice
                          and Treasurer    president and director of the  mutual
                                           fund finance  department of  Mitchell

                          POSITION WITH             BUSINESS EXPERIENCE; OTHER
NAME AND ADDRESS; AGE     GLOBAL SMALL CAP                DIRECTORSHIPS
---------------------     ----------------          --------------------------

                                           Hutchins.  From August 1992 to August
                                           1994,   he  was  vice   presiden   at
                                           BlackRock  Financial  Management L.P.
                                           Mr.  Schubert is a vice president and
                                           treasurer of 32 investment  companies
                                           for    which    Mitchell    Hutchins,
                                           PaineWebber    or   one   of    their
                                           affiliates   serves   as   investment
                                           adviser.

Barney A.                Vice President    Mr.  Taglialatela is a vice president
Taglialatela*; 38              and         and a  manager  of  the  mutual  fund
                            Assistant      finance    department   of   Mitchell
                            Treasurer      Hutchins.  Prior to February 1995, he
                                           was a  manager  of  the  mutual  fund
                                           finance  division  of Kidder  Peabody
                                           Asset     Management,     Inc.    Mr.
                                           Taglialatela  is a vice president and
                                           assistant  treasurer of 32 investment
                                           companies    for    which    Mitchell
                                           Hutchins, PaineWebber or one of their
                                           affiliates   serves   as   investment
                                           adviser.

Mark A.Tincher**; 44     Vice President    Mr.  Tincher is a  managing  director
                                           and         chief          investment
                                           officer--equities     of     Mitchell
                                           Hutchins. Prior to March 1995, he was
                                           a vice  president  and  directed  the
                                           U.S.  funds   management  and  equity
                                           research  areas  of  Chase  Manhattan
                                           Private Bank.  Mr.  Tincher is a vice
                                           president of 13 investment  companies
                                           for    which    Mitchell    Hutchins,
                                           PaineWebber    or   one   of    their
                                           affiliates   serves   as   investment
                                           adviser.

Keith A. Weller*; 38     Vice President    Mr. Weller is a first vice  president
                               and         and  associate   general  counsel  of
                            Assistant Mitchell Hutchins. Prior to May 1995, Secretary he was an attorney at Brown & Wood
                                           (New York City). Mr. Weller is a vice
                                           president and assistant  secretary of
                                           31  investment  companies  for  which
                                           Mitchell Hutchins, PaineWebber or one
                                           of   their   affiliates   serves   as
                                           investment adviser.


------------------------
* This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

** This person's business address is 51 West 52nd Street, New York, New York 10019.

+ Mrs. Alexander, Mr. Bewkes, Mrs. Farrell, and Mr. Storms are "interested persons" of Global Small Cap, as defined in the 1940 Act, by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

                         PAINEWEBBER GLOBAL EQUITY FUND
                  (A PORTFOLIO OF PAINEWEBBER INVESTMENT TRUST)

                           GLOBAL SMALL CAP FUND INC.

                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114


                       STATEMENT OF ADDITIONAL INFORMATION


      This Statement of Additional Information relates specifically to the proposed Reorganization whereby PaineWebber Global Equity Fund ("Global Equity"), a portfolio of PaineWebber Investment Trust, would acquire all of the assets of Global Small Cap Fund Inc. ("Global Small Cap") in exchange solely for shares of Global Equity and the assumption by Global Equity of all of Global Small Cap's liabilities. This Statement of Additional Information consists of this cover page, the PRO FORMA financial statements of Global Equity (giving effect to the Reorganization) for the nine months ended July 31, 1999, and the following described documents, each of which is incorporated by reference herein:

      (1) The Statement of Additional Information of Global Equity, dated March 1, 1999.

      (2) The Annual Report to Shareholders of Global Equity for the fiscal year ended October 31, 1998.

      (3) The Annual Report to Shareholders of Global Small Cap for the fiscal year ended July 31, 1999.

      (4) The Semi-Annual Report to Shareholders of Global Equity for the six months ended April 30, 1999.

      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement dated November __, 1999, relating to the above-referenced matter. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated November __, 1999.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio of Investments
July 31, 1999

--------------------------------------------------------------------------------


Number of Shares
in all Funds
------------------------
          COMMON STOCKS -                                    Global      Global     Combined
                                                             Equity     Small Cap

          Australia -
          Banks -
  621,000 Australia & New Zealand Banking Group                      $           0  $
          Ltd.                                               4,369,087               4,369,087
  246,000 National Australia Bank, Ltd.                      3,756,914           0   3,756,914

          Computer Software & Services -
   59,245 Computershare Ltd.                                         0  $  701,792     701,792



          Engineering Services -
  242,348 Pacific BBA Ltd.                                           0   1,067,637   1,067,637
                                                                                             0

          Insurance -
  381,000 QBE Insurance Group Ltd.                           1,434,766           0   1,434,766

          Oil-
  287,986 Novus Petroleum                                            0     332,679     332,679

          Retail - Specialty
          -
  118,215 Spotless Group                                             0     345,645     345,645

                                                          =====================================
          Total Australia Common Stocks                      9,560,767   2,447,753  12,008,520
                                                          =====================================


          Austria -
          Banks -
   47,900 Bank of Austria AG                                 2,548,848           0   2,548,848

          Energy Sources -
   27,600 OMV AG                                             2,362,119           0   2,362,119

          Materials & Commodities -
   66,000 RHI AG                                             1,691,033           0   1,691,033

                                                          =====================================
          Total Austria Common Stocks                        6,602,000           0   6,602,000
                                                          =====================================

          Belgium -
          Telecommunications
          -
    3,465 Telinfo S.A.                                               0     366,979     366,979

                                                          =====================================
          Total Belgium Common Stocks                                0     366,979     366,979
                                                          =====================================






          Canada -
          Banks -
   88,200 Royal Bank of  Canada                              3,820,653           0   3,820,653

          Household Products
          -
   27,571 Intertape Polymer Group Inc                                0     768,759     768,759


          Multi
          Industry -
   90,000 Imasco Ltd.                                        2,437,762           0   2,437,762


          Pharmaceutical -
   18,186 Biovail Corporation International*                         0   1,021,826   1,021,826

          Specialized Services -
    7,075 Trojan Technologies Inc.*                                  0     126,583     126,583


                                                          =====================================
          Total Canada Common Stocks                         6,258,415   1,917,168   8,175,583
                                                          =====================================


          Chile -
          Beverages -
    6,000 Vina Concha Y Toro SA ADR*                                 0     220,125     220,125


                                                          =====================================
          Total Chile Common Stocks                                  0     220,125     220,125
                                                          =====================================

          Denmark -
          Food & Household Products -
   80,300 Danisco A/S                                        3,577,557           0   3,577,557


                                                          =====================================
          Total Denmark Common Stocks                        3,577,557           0   3,577,557
                                                          =====================================



          Finland -
          Banks -
  760,889 Merita OYJ "A" Shares PLC                          4,110,696           0   4,110,696

          Broadcasting
          -
   81,733 Rapala Normark Corp.                                       0     612,066     612,066


          Chemicals -
  209,000 Kemira OY                                          1,330,350           0   1,330,350

          Electronics
          -
  124,906 Perlos Corp                                                0   1,773,197   1,773,197


          Electrical & Electronics -
   31,732 Nokia OYJ "A"                                      2,749,699           0   2,749,699
          Shares

          Forest Products, Paper -
   79,400 UPM - Kymmene OY                                   2,675,677           0   2,675,677


          Household Products
          -
      552 Hackman                                                    0      10,925      10,925

          Telecommunications
          -
   37,482 Teleste Corp                                               0     330,810     330,810


                                                          =====================================
          Total Finland Common Stocks                       10,866,422   2,726,998  13,593,420
                                                          =====================================

          France -
          Aerospace & Military Technology -
   87,000 Lagardere S.C.A.                                   3,432,518           0   3,432,518

          Automobiles
          -
   30,900 Montupet                                                   0   1,011,539   1,011,539


          Beverages & Tobacco -
   52,600 Seita                                              3,030,220           0   3,030,220

          Building Materials & Components -
   36,300 Lafarge                                            3,937,742           0   3,937,742

          Chemicals -
   60,000 Rhodia                                             1,373,623           0   1,373,623

          Computer Software & Services -
    5,541 Transiciel                                                 0     617,673     617,673
          S.A.


          Energy Sources -
   23,602 Elf Aquitaine                                      4,039,908           0   4,039,908

          Health & Personal Care -
   25,000 Rhone Poulenc S.A.*                                1,222,247           0   1,222,247

          Recreation & Other Consumer Goods -
   53,000 BIC                                                2,863,320           0   2,863,320

                                                          =====================================
          Total France Common Stocks                        19,899,578   1,629,212  21,528,790
                                                          =====================================

          Germany -
          Computer Software & Services -
   20,267 Fortunecity                                                0     301,375     301,375


          Health & Personal Care -
  106,000 Hoechst AG                                         4,467,914           0   4,467,914

          Media -
    8,520 Id Media                                                   0     301,697     301,697


          Motor Vehicles -
   40,600 DaimlerChrysler AG                                 3,088,149           0   3,088,149

          Telecommunications
          -
    1,897 Adva AG                                                    0     132,926     132,926


                                                          =====================================
          Total Germany Common Stocks                        7,556,063     735,998   8,292,061
                                                          =====================================

          Greece -
          Wireless Telecommunications -
  386,000 Hellenic Telecommunications ADR                    3,898,600           0   3,898,600

                                                          =====================================
          Total Greece Common Stocks                         3,898,600           0   3,898,600
                                                          =====================================



          Hong Kong -
          Consumer Goods -
  198,000 Li & Fung                                                  0     553,571     553,571
          Ltd.

          Food -
  809,000 Four Seasons Mercantile Holdings                           0     302,270     302,270

          Insurance -
  688,000 Pacific                                                    0     518,553     518,553
          Century

          Retail - Apparel -
  602,000 Giordano International Limited                             0     515,783     515,783

                                                          =====================================
          Total Hong Kong Common Stocks                              0   1,890,177   1,890,177
                                                          =====================================


          India -
          Computer Software & Services -
   26,200 Pentafour                                                  0     751,248     751,248
          Software* #
   27,400 Satyam Computer                                            0   1,061,869   1,061,869

                                                          =====================================
                                                                     0   1,813,117   1,813,117
                                                          =====================================


          Ireland -
          Airlines -
   15,000 Ryanair Holdgs PLC                                         0     780,000     780,000


          Banks -
  495,150 Bank Of Ireland                                    4,661,462           0   4,661,462

          Telecommunications
          -
   42,958 Esat Telecom Group PLC*                                    0   1,739,799   1,739,799

          Transportation -
   29,551 Irish Continental Group PLC                                0     363,557     363,557


          Wireless Telecommunications -
  222,000 Bord Telecom Eirea                                 1,097,230           0   1,097,230

                                                          =====================================
          Total Ireland Common Stocks                        5,758,692   2,883,356   8,642,048
                                                          =====================================

          Israel -
          Computer Software & Services -
   11,259 Check Point Software Tech Ltd                              0     770,538     770,538



          Electrical & Electronics -
  115,295 ECI Telecommunications Ltd.                        3,912,824           0   3,912,824

          Electrical
          Equipment -
   42,600 Orbotech                                           2,268,450           0   2,268,450
          Ltd.*

          Electronics
          -
   21,372 Orbotech                                                   0   1,138,059   1,138,059
          Ltd.*


                                                          =====================================
          Total Israel Common Stocks                         6,181,274   1,908,597   8,089,871
                                                          =====================================

          Italy -

          Machinery ( Diversified) -
  199,425 Riva Finanziaria                                           0     554,697     554,697

          Miscellaneous -
  111,555 STA Azionaria                                              0     745,885     745,885

          Motor Vehicle -
  175,811 Ducati Motor                                               0     550,142     550,142
          Holdings

          Publishing -
   35,915 Class Editore                                              0     297,769     297,769
  471,463 Poligrafici Editor S.P.A.                                  0   1,041,022   1,041,022


          Wireless Telecommunications -
  791,000 Telecom Italia SPA                                 4,315,681           0   4,315,681

                                                          =====================================
          Total Italy Common Stocks                          4,315,681   3,189,515   7,505,196
                                                          =====================================

          Japan -
          Banks -
  308,000 Sanwa Bank                                         3,374,312           0   3,374,312

          Beverages & Tobacco -
      261 Japan Tobacco Inc                                  3,141,698           0   3,141,698

          Chemicals -
    7,500 Fujimi Inc.*                                               0     399,058     399,058

          Computer Software & Services -
   27,000 Catena Corporation                                         0     308,518     308,518

          Data Processing & Reproduction -
  100,000 Canon Inc.                                         3,166,296           0   3,166,296

          Electronic Components -
  106,000 Fujitsu                                            3,180,601           0   3,180,601

          Financial Services
          -
   41,000 Takefuji                                           4,924,506           0   4,924,506
          Corp.

          Health & Personal Care -
   55,000 Takeda Chemical Industries                         2,983,994           0   2,983,994
   92,000 Terumo Corp.                                       2,299,097           0   2,299,097



          Merchandising -
   37,400 Yamada Denki Co.                                   2,260,735           0   2,260,735

          Motor Vehicles -
   52,000 Honda Motor Co.                                    2,254,263           0   2,254,263
   91,000 Mitsubishi Motor                                     460,378           0     460,378



                                                          =====================================
          Total Japan Common Stocks                         28,045,880     707,576  28,753,456
                                                          =====================================

          Korea -
          Banks -
   48,000 Housing and Commercial Bank                        1,172,580           0   1,172,580
  101,000 Shinhan Bank                                         923,141           0     923,141

          Electronic Components, Instruments -
   85,827 Dae Duck Electronics Co.*                                  0   1,112,506   1,112,506

          Machinery ( Diversified) -
   57,929 Medison Co.*                                               0     789,394     789,394

          Textiles -
  180,000 Younggone Corp.                                            0     478,604     478,604


          Wireless Telecommunications -
   49,000 Korea Telecom                                      1,803,812           0   1,803,812

                                                          =====================================
          Total Korea Common Stocks                          3,899,533   2,380,504   6,280,037
                                                          =====================================

          Mexico -
          Broadcasting
          -
  100,000 Tv Azteca S A De C                                         0     450,000     450,000
          V


          Multi
          Industry -
   86,893 Desc S.A. De C.V.                                  1,851,907           0   1,851,907

                                                          =====================================
          Total Mexico Common Stocks                         1,851,907     450,000   2,301,907
                                                          =====================================

          Netherlands
          -
          Appliance & Household Durables -
   54,072 Koninklijke Philips Electronics                    5,521,423               5,521,423
          N.V.

          Business & Public Services -
  182,307 Vedior N.V. CVA                                    3,071,755               3,071,755

          Computer-business Services -
   40,000 Getronics NV                                       1,645,353               1,645,353

          Computer Software & Services -
   34,705 Devote Nv                                                  0     519,784     519,784
   22,768 ICT Automatisering N.V.                                    0     557,780     557,780



          Consumer Goods -
   23,302 Airspray N.V.                                              0     600,776     600,776



          Forest Products, Paper -
   19,700 Benckiser                                          1,238,160           0   1,238,160
          N.V.
  137,000 Buhrmann N.V.                                      2,784,690           0   2,784,690

          Human Resources -
   42,223 Unique Intl                                                0   1,009,553   1,009,553
          Nv




          Machinery & Engineering Services
          -
   68,500 New Holland N.V.                                   1,027,500           0   1,027,500

          Multi-industry
          -
   21,130 Aalberts Industrie                                         0     365,069     365,069


          Wireless Telecommunications -
   83,500 Kon KPN N.V.                                       3,814,319           0   3,814,319

                                                          =====================================
          Total Netherlands Common Stocks                   19,103,200   3,052,962  22,156,162
                                                          =====================================

          New Zealand -
          Wireless Telecommunications -
  896,000 Telecom Corp. of New Zealand Ltd.                  4,062,572           0   4,062,572
                                                          =====================================
          Total Netherlands Common Stocks                    4,062,572           0   4,062,572
                                                          =====================================


          Norway -
          Multi
          Industry -
  256,000 Orkla ASA                                          3,887,023           0   3,887,023

          Telecommunications
          -
   30,477 Netcom Asa*                                                0   1,000,017   1,000,017

                                                          =====================================
          Total Norway Common Stocks                         3,887,023   1,000,017   4,887,040
                                                          =====================================



          Portugal -
          Transport - Road & Rail -
   74,000 Brisa Auto Estrada                                 2,917,238           0   2,917,238
                                                          =====================================
                                                             2,917,238           0   2,917,238
                                                          =====================================

          Singapore -
          Communication Equipment -
  433,000 Datacraft                                                  0   2,061,080   2,061,080
          Asia

          Electronic Equipment -
  267,000 Idt Hldgs                                                  0     606,090     606,090
          Sing

                                                          =====================================
          Total Singapore Common Stocks                              0   2,667,170   2,667,170
                                                          =====================================



          South Africa
          -
          Energy Sources -
  233,000 Sasol Ltd.                                         1,731,667           0   1,731,667
                                                          =====================================
          Total South Africa Common Stocks                   1,731,667           0   1,731,667
                                                          =====================================

          Spain -
          Banks -
   58,734 Banco De Valencia*                                         0     507,067     507,067

          Computer Software & Services -
   19,290 Meta4 Nv                                                   0     323,992     323,992

          Telecommunications
          -
  133,000 Indra Sistemas Sa                                          0   1,334,619   1,334,619

                                                          =====================================
          Total Spain Common Stocks                                  0   2,165,678   2,165,678
                                                          =====================================



          Sweden -
          Auto Parts -
   43,800 Garphyttan                                                 0     538,818     538,818


          Banks -
  369,000 Svenska Handelsbanken Series A                     4,876,434           0   4,876,434

          Beverages & Tobacco -
1,134,000 Swedish Match AB                                   4,419,868           0   4,419,868

          Computer Software & Services -
   13,296 Framtidsfabriken AB                                        0     390,287     390,287
   23,178 Ibs AB                                                     0     450,280     450,280
  104,713 Mandator AB                                                0     695,094     695,094
  132,584 Sigma Ab                                                   0   1,025,442   1,025,442

          Hotels -
  120,000 Scandic Hotels AB                                          0   1,315,437   1,315,437


          Industrial Parts -
   65,068 Autoliv, Inc.                                      2,242,850           0   2,242,850

          Multi
          Industry -
  218,000 Trelleborg AB                                      1,832,111           0   1,832,111

          Wireless Telecommunications -
  183,562 Ericsson LM B                                      5,980,711           0   5,980,711
          Shares

                                                          =====================================
          Total Sweden Common Stocks                        19,351,974   4,415,358  23,767,332
                                                          =====================================

          Switzerland
          -
          Banks -
   13,600 UBS AG                                             4,142,618           0   4,142,618
      451 BK Sarasin & Cie                                           0     800,985     800,985

          Electrical
          Equipment -
    9,652 Gretag Imaging Holdings*                                   0   1,002,654   1,002,654


          Chemicals -
    6,000 Clariant                                           2,879,164           0   2,879,164

          Health & Personal Care -
    2,954 Novartis AG                                        4,264,403           0   4,264,403

          Life Insurance -
      484 Helvetia Patria Holdings                                   0     418,444     418,444

          Manufacturing -
   17,000 Mettler Toledo International Inc.*                         0     491,937     491,937

                                                          =====================================
          Total Switzerland Common Stocks                   11,286,185   2,714,020  14,000,205
                                                          =====================================

          Thailand -
          Food -
   78,000 Pizza Public Co                                            0     230,614     230,614
          Ltd.
                                                          =====================================
                                                                     0     230,614     230,614
                                                          =====================================


          United Kingdom -
          Aerospace & Military Technology -
  178,000 Smiths Industries                                  2,501,163               2,501,163
          PLC

          Beverages & Tobacco -
  448,000 Diageo PLC                                         4,552,484               4,552,484

          Broadcasting & Publishing -
  488,000 United News &  Media PLC                           5,314,862               5,314,862

          Business & Public Services -
  323,000 Securicor PLC                                      3,075,482               3,075,482
  319,000 WPP Group PLC                                      2,864,200               2,864,200

          Computer Software & Services -
  116,611 Autonomy Corp.*                                                  845,430     845,430
  398,557 Synstar                                                          864,270     864,270

          Employment -
   97,311 Select Appointments Holdings                               0   1,241,194   1,241,194


          Financial Services
          -
  459,000 Amvescap PLC                                       4,255,118           0   4,255,118

          Food & Household Products -
  330,000 Reckitt & Colman                                   4,687,796           0   4,687,796
          PLC

          Health & Personal Care -
  104,936 Astrazeneca PLC                                    3,827,962           0   3,827,962

          Leisure & Tourism
          -
  392,000 Carlton Communications PLC                         3,195,633           0   3,195,633

          Manufacturing -
   68,633 Weir Group                                                 0     302,555     302,555


          Multi
          Industry -
  233,000 Charter PLC                                        1,329,234           0   1,329,234
  970,000 Cookson Group PLC                                  3,552,900           0   3,552,900
  865,104 Tomkins PLC                                        4,023,955           0   4,023,955

          Publishing -
   72,637 Dorling Kindersley                                         0     439,106     439,106

          Retail -
  354,265 Electron Boutique                                          0     568,416     568,416

          Telecommunications
          -
  185,810 Kingston Commerce Hull                                     0     924,507     924,507


                                                          =====================================
          Total United Kingdom Common Stocks                43,180,789   5,185,478  48,366,267
                                                          =====================================

          United States -
          Airlines -
   17,700 Delta Air Lines,                                   1,055,363           0   1,055,363
          Inc.

          Alcohol -
    8,000 Anheuser-Busch Companies, Inc.                       631,500           0     631,500

          Apparel, Retail -
   80,000 TJX Companies, Inc.                                2,645,000           0   2,645,000

          Apparel, Textiles
          -
   23,600 Westpoint Stevens Inc.                               643,100           0     643,100

          Banks -
   67,800 Bank of New York Co. Inc.                          2,504,363           0   2,504,363
   74,400 Mellon Bank Corp.                                  2,511,000           0   2,511,000
   38,700 The Chase Manhattan Corp.                          2,975,062           0   2,975,062



          Cable -
   20,000 JDS Uniphase Corporation*                          1,807,500           0   1,807,500

          Computer Hardware
          -
   48,400 Cisco Systems,                                     3,006,850           0   3,006,850
          Inc.*
   52,400 Dell Computer                                      2,141,850           0   2,141,850
          Corp.*
   21,600 International Business Machines                    2,714,850           0   2,714,850



          Computer Software
          -
   25,200 Autodesk,                                            667,800           0     667,800
          Inc.
   10,000 BMC Software, Inc.*                                  538,750           0     538,750
   20,100 Compuware Corp.*                                     557,775           0     557,775
   22,100 Microsoft Corp.*                                   1,896,456           0   1,896,456
   34,900 Sterling Software Inc.*                              861,594           0     861,594
   70,000 Unisys Corp.*                                      2,856,875           0   2,856,875

          Computer Software & Services -
   35,000 Accrue Software Incorporated                               0     424,375     424,375
   50,000 Cognizant Technology Solutions*                            0   1,343,750   1,343,750
    5,400 Documentum Inc.*                                           0      81,337      81,337
   39,024 Fundtech Limited                                           0     985,356     985,356
   10,000 High Speed Access Corporation                              0     346,875     346,875
   18,750 Medical Manager Corp.                                      0   1,190,625   1,190,625
   33,919 Softworks                                                  0     246,973     246,973
          Inc.*
   63,891 Tecnomatix Technologies Ltd.*                              0   1,213,929   1,213,929

          Computer Services
          -
   20,000 Zebra Technologies Corp.                                   0     938,750     938,750


          Consumer Durables
          -
   14,100 Maytag Corp.                                         981,713           0     981,713

          Defense/ Aerospace -
   41,100 Allied Signal, Inc.                                2,658,656           0   2,658,656

          Diversified Retail
          -
   40,000 Dayton Hudson Corp.                                2,587,500           0   2,587,500
   55,300 Family Dollar Stores Inc.                          1,157,844           0   1,157,844
   40,200 Federated Department Stores, Inc.*                 2,062,762           0   2,062,762
   15,700 Wal Mart Stores,                                     663,325           0     663,325
          Inc.



          Drugs & Medicine -
   83,400 Amerisource Health Corp.*                          1,551,200     784,000   2,335,200
   21,400 Biogen Inc.*                                       1,472,587           0   1,472,587
   16,932 Cardinal Health,                                   1,155,609           0   1,155,609
          Inc.
   31,700 Schering-Plough                                    1,553,300           0   1,553,300
          Corp.
   25,400 Warner Lambert Co.                                 1,676,400           0   1,676,400



          Electric Utilities
          -
   22,800 Consolidated Edison Co. of New York, Inc.            991,800           0     991,800
   29,600 Energy East Corp.                                    752,950           0     752,950
   22,500 Utilicorp United                                     535,781           0     535,781
          Inc.

          Electronics -
   53,392 DII Group Inc. *                                           0   1,978,841   1,978,841

          Electronic Components, Instruments -
   10,000 Globespan Semiconductor Inc.                               0     507,500     507,500

          Employment -
   15,000 Interim Services                                           0     316,875     316,875
          Inc.*

          Energy Reserves & Production -
   10,300 Atlantic Richfield                                   927,644           0     927,644
          Co.
   16,000 Mobil Corp.                                        1,636,000           0   1,636,000
   36,900 Royal Dutch Petroleum Co. ADR                      2,250,900           0   2,250,900

          Engineering & Construction -
   14,000 Jacobs Engineering Group Inc. *                            0     481,250     481,250

          Financial -
   54,200 Medallion Financial Corp.                                  0   1,063,675   1,063,675
   20,100 Profit Recovery Group International Inc.*                  0   1,035,150   1,035,150
   34,000 Radian Group Inc.                                          0   1,753,125   1,753,125


          Financial Services
          -
   27,600 Associates First Capital Corp.                     1,057,425           0   1,057,425
   16,500 Marsh & McLennan Co., Inc.                         1,254,000           0   1,254,000



          Food Retail -
   20,000 Food Lion                                            238,750           0     238,750
          Inc.
   83,800 Kroger Co.*                                        2,204,987           0   2,204,987



          Forest Products, Paper -
   12,100 Champion International Corp.                         626,175           0     626,175
   38,000 Fort James Corp.                                   1,387,000           0   1,387,000
   20,400 Georgia-Pacific                                      916,725           0     916,725
          Corp.
   17,900 Weyerhaeuser Co.                                   1,157,906           0   1,157,906



          Gas Utility
          -
   25,200 Columbia Energy Group                              1,499,400           0   1,499,400

          Household Products
          -
   21,300 Avon Products, Inc.                                  969,150           0     969,150

          Industrial Parts -
   15,700 American Standard Companies Inc.*                    691,781           0     691,781
   41,000 Ingersoll Rand Co.                                 2,636,813           0   2,636,813
    7,600 SPX Corp.*                                           646,000           0     646,000
   44,000 United Technologies Corp.                          2,934,250           0   2,934,250



          Information & Computer Services -
    4,700 Computer Sciences Corp.*                             302,563           0     302,563
   19,800 Valassis Communications Inc.*                        737,550           0     737,550



          Instruments-scientific -
   48,200 Mettler Toledo International Inc.*                 1,394,788           0   1,394,788

          Leisure -
   12,300 Eastman Kodak Co.                                    850,238           0     850,238
   37,400 Hasbro, Inc.                                         972,400           0     972,400



          Life Insurance -
   20,900 American General Corp.                             1,617,137           0   1,617,137
   16,100 Equitable Companies Inc.                           1,034,425           0   1,034,425
   30,000 Lincoln National                                   1,500,000           0   1,500,000
          Corp.
   23,600 Protective Life                                      842,225           0     842,225
          Corp.



          Long Distance & Phone Companies -
   18,450 AT&T Corp.                                           958,247           0     958,247
   40,000 BellSouth Corp.                                    1,920,000           0   1,920,000
   28,550 Century Telephone Enterprises,                     1,220,512           0   1,220,512
          Inc.
   28,500 GTE Corp.                                          2,100,094           0   2,100,094
   20,000 MCI WorldCom, Inc.*                                1,650,000           0   1,650,000
   60,490 SBC Communications, Inc.                           3,459,272           0   3,459,272


          Marketing & Advertising -
   10,578 Catalina Marketing Corp.*                                  0   1,012,844   1,012,844

          Media -
   34,600 Comcast Corp., Class A                             1,332,100           0   1,332,100
   29,200 Viacom, Inc.,                                      1,224,575           0   1,224,575
          Class B*

          Medical Products -
   32,000 St. Jude Medical, Inc.*                            1,190,000           0   1,190,000
   30,000 Tyco International                                 2,930,625           0   2,930,625
          Ltd.



          Medical Products & Supplies
   20,143 Henry Schein Incorporated                                  0     443,146     443,146


          Medical Providers
          -
   13,400 Wellpoint Health Networks, Inc.*                   1,100,475           0   1,100,475

          Mining & Metals -
   15,900 Martin Marietta Materials Inc.                       865,556           0     865,556

          Motor Vehicles -
   27,600 Borg Warner Automotive, Inc.                       1,402,425           0   1,402,425
   12,720 Delphi Automotive Systems Corp.                      228,960           0     228,960
   40,000 Ford Motor                                         1,945,000           0   1,945,000
          Co.
   18,200 General Motors                                     1,109,062           0   1,109,062
          Corp.



          Oil Refining
          -
   26,900 Coastal Corp.                                      1,064,231           0   1,064,231
   20,700 USX-Marathon Group                                   628,763           0     628,763



          Other Insurance -
    9,700 ACE Ltd.                                             225,525           0     225,525
   17,200 Ambac Financial Group Inc.                           956,750           0     956,750
   15,571 American International Group, Inc.                 1,808,182           0   1,808,182
   34,300 Travelers Property Casualty Corp.                  1,354,850           0   1,354,850



          Publishing
   14,100 Knight Ridder, Inc.                                  756,113           0     756,113

          Real Property -
   21,600 Lafarge Corp. ADR                                    668,250           0     668,250

          Restaurants -
   24,000 Brinker International Inc.*                          669,000           0     669,000
   30,150 Outback Steakhouse  Inc.*                          1,006,256           0   1,006,256

          Retail - Specialty
          -
   20,000 Barnes & Noble                                             0     451,250     451,250
          Inc.*
   35,000 Hines Horticulture Inc.*                                   0     293,125     293,125


          Securities & Asset Management -
   16,800 Morgan Stanley Dean Witter Discover & Co.          1,514,100           0   1,514,100

          Semiconductor -
   47,000 Applied Materials, Inc.*                           3,381,062           0   3,381,062
   17,000 Atmel Corp.*                                         506,813           0     506,813
   19,300 Intel Corp.                                        1,331,700           0   1,331,700
   20,900 Vitesse Semiconductor Corp.*                       1,334,987           0   1,334,987

          Specialized Services -
   30,000 International Telecomm Data Systems Inc.*                  0     281,250     281,250
   13,322 Sunrise Assisted Living Inc.*                              0     402,158     402,158

          Specialty Retail -
   30,300 Home Depot, Inc.                                   1,933,519           0   1,933,519
   79,600 Office Depot Inc.*                                 1,492,500           0   1,492,500
   34,650 Staples Inc.*                                      1,000,519           0   1,000,519
   33,100 Williams Sonoma                                    1,239,181           0   1,239,181
          Inc.*
   10,700 Zale Corp.*                                          428,000           0     428,000

          Telecommunications
          -
   78,768 Tti Team Telecome                                          0     866,448     866,448

          Thrift -
   33,600 Greenpoint Financial Corp.                         1,087,800           0   1,087,800

          Tobacco -
   40,000 Philip Morris Co.,                                 1,490,000           0   1,490,000
          Inc.

                                                          =====================================
          Total United States Common Stocks                132,618,351  18,442,607 151,060,958
                                                          =====================================

                                                          =====================================
          Total Common Stocks (cost - $303,031,850,        356,411,368  65,140,979 421,552,347
          $52,039,792)
                                                          =====================================

Principal
Amount    Short Term                     Interest   Maturity
                                         Rates      Dates


    4,000 United States Treasury Bills   4.46%      10/21/99 3,959,860           0   3,959,860
6,189,000 Societe Generale Repo          5.05       8/2/99   6,189,000           0   6,189,000
                                                          =====================================
          Total U.S. Government & Repurchase Agreement      10,148,860           0  10,148,860
          (cost - $10,148,860)
                                                          =====================================




          Total Investments (cost - $365,220,502) ,        366,560,228  65,140,979 431,701,207
          99.59%

          Assets in excess Liabilities  0.41%                  825,519     934,413   1,759,932


                                                          =====================================
          Net Assets  100.00%
                                                          $367,385,747 $66,075,392 $433,461,139
                                                          =====================================


*    Non-income producing security.
#     Illiquid security.
ADR   American Depository Receipt



Futures Contracts
                                                           Unrealized       Unrealized         Unrealized
Number of Outstanding Future      In         Expiration   Appreciation     Appreciation       Appreciation
Contracts   Contracts         Exchange for   Dates       (Depreciation)   (Depreciation)     (Depreciation)
------------------------      ----------------------      -------------------------------------------------
   61     CAC40 Ten Euro      $2,843,836     Aug-99          ($34,004)           0             ($34,004)
          (France)
   25     DAX Index (Germany) $3,425,265     Sep-99           (331922)           0             (331,922)
   72     FTSE Index (United  $7,290,736     Sep-99           (427649)           0             (427,649)
          Kingdom)
    8     Hang Seng Index       $684,102     Aug-99             28,575           0               28,575
          (Hong Kong)
   13     IBEX Plus (Spain)   $1,302,236     Aug-99           (123,134)          0             (123,134)
    7     MIB 30 Index        $1,225,524     Sep-99           (157,508)          0             (157,508)
          (Italy)
   95     OMX Index (Sweden)  $1,069,407     Aug-99              7,610           0                7,610
   29     S & P 500  (United  $9,655,550     Sep-99            438,200           0              438,200
          States)
   13     SPI Futures           $634,365     Sep-99            (14,691)          0              (14,691)
          (Australia)
   53     Topix Index         $6,757,440     Sep-99             88,564           0               88,564
          (Japan)
                                                          ==============================================
                                                            $(525,959)          $0            $(525,959)
                                                          ==============================================

------------------- ------------------------------------------------
PROFORMA STATEMENT OF ASSETS AND LIABILITIES                                            Global               Combined
As of July 31, 1999                                                 Global              Small               Global Equity
                                                                    Equity               Cap               Global Small Cap
--------------------------------------------------------         ---------------   -----------------       -----------------
ASSETS
   Investments in securities, at value (cost -
   $313,180,710; $52,039,792 and $365,220,502).............       $ 366,560,228       $ 65,140,979      $   431,701,207
   Investment of cash collateral received for securities
   loaned(cost - $23,246,462; $1,720,750 and $24,967,212)...         23,249,575          1,720,750           24,970,325
   Cash and cash denominated in foreign securities, at
   value (cost - $2,066,023; $261,379 and $2,327,402).......          2,055,126            271,543            2,326,669
   Receivable for investments sold..........................                  0          2,086,242            2,086,242
   Receivable for shares of beneficial interest sold........             64,452                  0               64,452
   Dividends and interest receivable........................          1,258,378            160,707            1,419,085
   Futures variation margin receivable......................            374,376                  0              374,376
   Deferred organizational costs............................                  0                  0                    0
   Other assets.............................................            228,440              1,080              229,520
                                                                  --------------   ----------------    -----------------
                                 Total assets..............         393,790,575         69,381,301          463,171,876
                                                                  --------------   ----------------    -----------------
LIABILITIES
   Payable for investments purchased........................          1,560,810          1,321,695            2,882,505
   Payable for shares of beneficial interest repurchased....            737,522                  0              737,522
   Payable for cash collateral..............................         23,246,462          1,720,750           24,967,212
   Payable to affiliate.....................................                  0             55,981               55,981
   Payable futures variation margin.........................                  0                                       0
   Accrued expenses and other liabilities ..................            860,034            207,483            1,067,517
                                                                  --------------   ----------------    -----------------
                                 Total liabilities..........         26,404,828          3,305,909           29,710,737
                                                                  --------------   ----------------    -----------------
NET ASSETS
   Beneficial interest shares of $0.001 par value
   outstanding (unlimited amount authorized)................        267,219,930         50,737,990          317,957,920
   Undistributed net investment income......................            276,640            (90,525)             186,115
   Accumulated net realized losses from investment and                                                                0
   foreign currency transactions............................         47,040,755          2,428,060           49,468,815
   Net unrealized appreciation of investments and assets                                                              0
   and liabilities denominated in foreign currencies........         52,848,421         12,999,867           65,848,288
                                                                  --------------   ----------------    =================
                                 Net assets ...............       $ 367,385,747       $ 66,075,392      $   433,461,139
                                                                  ==============   ================    =================
CLASS A :
   Net assets............................................         $ 237,053,217       $ 66,075,392      $   303,128,609
                                                                  --------------   ----------------    -----------------
   Shares outstanding....................................            13,167,559          3,801,667           16,838,414
                                                                  --------------   ----------------    -----------------
   Net asset and redemption value per share..............                $18.00             $17.38               $18.00
                                                                  ==============   ================    =================
   Maximum offering price per share (net asset value
   plus sales charge of 4.50% of offering price).........                $18.85                                  $18.85
                                                                  ==============                       =================
CLASS B :
   Net assets............................................          $ 38,045,802                          $   38,045,802
                                                                  --------------                       -----------------
   Shares outstanding....................................             2,246,402                               2,246,402
                                                                  --------------                       -----------------
   Net asset value, offering price and redemption
   value per share.......................................                $16.94                                  $16.94
                                                                  ==============                       =================
CLASS C :
   Net assets............................................          $ 36,963,218                          $   36,963,218
                                                                  --------------                       -----------------
   Shares outstanding....................................             2,178,774                               2,178,774
                                                                  --------------                       -----------------
   Net asset value, offering price and redemption value
   per share ............................................                $16.97                                  $16.97
                                                                  ==============                       =================
CLASS Y :
   Net assets............................................          $ 55,323,510                          $   55,323,510
                                                                  --------------                       -----------------
   Shares outstanding....................................             3,007,781                               3,007,781
                                                                  --------------                       -----------------
   Net asset value, offering price and redemption value
   per share ............................................                $18.39                                  $18.39
                                                                  ==============                       =================



                                         See accompanying notes to proforma financial statements


------------------------------------------------------------------------------------------------    -----------
PRO FORMA STATEMENT OF OPERATIONS
For the Twelve Months Ended  July 31, 1999 (unaudited)
------------------------------------------------------------------------------------------------    -----------
                                                      Global          Global
                                                      Equity         Small Cap     Adjustment        Combined
     INVESTMENT INCOME:
        Dividends................................   $6,544,302        $505,064             0        $7,049,366
        Interest.................................    1,240,850          76,169             0         1,317,019
                                                    -----------      ----------    ----------        ----------
                                                     7,785,152         581,233             0         8,366,385
                                                    ===========      ==========    ----------        ==========
     EXPENSES:
        Investment advisory and administration       3,337,157          606,639      (90,996) (a)    3,852,800
          fees...................................
        Service fees - Class A...................      621,013                0      151,660  (b)      772,673
        Service and distribution fees - Class B..      491,667                0            0           491,667
        Service and distribution fees - Class C..      408,242                0            0           408,242
        Transfer agency fees and expenses........      358,501           11,300            0           369,801
        Custody and accounting...................    1,001,577          106,501            0         1,108,078
        Reports and notices to shareholders......      290,253           41,625      (30,000) (c)      301,878
        Legal and audit..........................      207,694           60,006      (60,006) (c)      207,694
        Amortization of organizational expenses..            0            7,955       (7,955) (d)            0
        State registration fees..................       51,862                0            0            51,862
        Trustees' fees and expenses..............       16,060           10,500      (10,500) (c)       16,060
        Other expenses...........................       36,475           21,788            0            58,263
                                                    -----------      ----------    -------------    -----------
                                                     6,820,501          866,314      (47,797)        7,639,018

     Less: Fee waiver from advisor...............        (742)             (852)                        (1,594)
                                                    -----------      ----------                      ----------
                                                     6,819,759          865,462                      7,637,424
                                                    -----------      ----------                      ----------
        Net investment income (loss).............      965,393         (284,229)                        728,961
                                                    -----------      ----------                      ----------

     REALIZED AND UNREALIZED GAINS (LOSSES)
     FROM INVESTMENT
        TRANSACTIONS:
        Net realized gains (losses) from:
             Investment transactions.............   21,384,510        2,428,411                      23,812,921
             Foreign currency transactions.......    1,924,329         (108,630)                      1,815,699
             Futures transactions................    5,992,441                0                       5,992,441
        Net change in unrealized appreciation/
             depreciation of:
             Investments.........................  (81,269,841)      (5,560,639)                    (86,830,480)
             Futures.............................   (3,390,343)        (101,172)                     (3,491,515)
         Assets and liabilitiesdenominated
             in foreign currencies...............        2,925                0                           2,925
                                                    -----------      ----------                      ----------
         Net realized and unrealized.............  (55,355,979)      (3,342,030)                    (58,698,009)
             losses from investment transactions:   -----------      ----------                      ----------
         Net decrease in net assets resulting
             from operations..................... ($54,390,586)     ($3,626,259)                   ($57,969,048)
                                                    ============    ============                   ============

     ------------
     (a) Reflects decrease in fees resulting from the lower fee schedule of Global Equity Fund.
     (b) Reflects increase in service fee
         for Class A share  assets for Global  Small Cap  shareholders  previously  not subject to Rule 12B-1  Fees.
     (c) Reflects  the  anticipated savings of the merger.
     (d) Reflects write-off of unamortized organizational expenses.

                           See accompanying notes to pro forma financial statements

Notes To Pro Forma Combined Financial Statements (Unaudited)

Basis of Presentation:

Subject to the approval of the Plan of Reorganization by the shareholders of Global Small Cap Fund, Inc. ("Global Small Cap"), PaineWebber Global Equity Fund ("Global Equity") would acquire the assets of Global Small Cap in exchange solely for the assumption by Global Equity of Global Small Cap's liabilities and Class A shares of Global Equity that correspond to the outstanding shares of Global Small Cap. The number of shares to be received would be based on the relative net asset value of Global Equity's Class A shares on the effective date of the Plan of Reorganization and Global Small Cap will be terminated as soon as practicable thereafter.

The pro forma combined financial statements reflect the financial position of Global Small Cap and Global Equity at July 31, 1999 and the combined results of operations of Global Small Cap and Global Equity for the year ended July 31, 1999.

As a result of the Plan of Reorganization, the investment advisory and administration agreement fee will decrease due to the lower fee schedule of Global Equity. As a closed end fund, Global Small Cap currently pays no Rule 12b-1 distribution or service fees, however, the Class A shares that Global Small Cap shareholders would receive in the Plan of Reorganization are subject to an annual Rule 12b-1 distribution and service fee of average net assets attributable to Class A. Other fixed expenses will be reduced due to the elimination of duplicative expenses. In addition, the pro forma combined statement of assets and liabilities has not been adjusted as a result of the proposed transaction because such adjustment would not be material. It is estimated that the cost of approximately $150,000 associated with the merger will be charged to each Fund based on the net assets on the date of reorganization. These costs are not included in the pro forma statement of operations since they are not recurring.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Plan of Reorganization occurred at July 31, 1999. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the constituent Funds included in or incorporated by reference in the applicable statement of additional information.

                            PART C. OTHER INFORMATION
                            -------------------------


ITEM 15.  INDEMNIFICATION.
          ----------------

     Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the appropriate series of the Registrant will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court or other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

     Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 9 of each Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Each Contract also provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

     Section 6 of the Sub-Investment Advisory Agreement between Mitchell Hutchins and Invista Capital Management, Inc. ("Invista") provides that Invista shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Invista in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

     Section 9 of each Distribution Contract provides that the Trust will indemnify Mitchell Hutchins and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Mitchell Hutchins to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that Mitchell Hutchins agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Mitchell Hutchins for use in the Registration Statement or arising out of an agreement between Mitchell Hutchins and any retail dealer, or arising out of supplementary literature or advertising used by Mitchell Hutchins in connection with the Contract.

     Section 10 of each  Distribution  Contract contains  provisions  similar to
Section 13 of the Investment Advisory and Administration Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS.
          ---------

(1)   Amended and Restated Declaration of Trust 1/

(2)   Restated By-Laws 1/

(3)   Voting Trust Agreements -- None

(4) A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement.

(5) Instruments defining the rights of holders of Registrant's shares of beneficial interest 2/

(6)   (a)   Investment  Advisory   and   Administration  Contract  applicable to
            PaineWebber Tactical Allocation Fund 3/

      (b)   Investment  Advisory  and  Administration   Contract  applicable  to
            PaineWebber Global Equity Fund 4/

      (c)   Sub-Advisory Contract with Invista Capital Management, Inc. 4/

(7)   (a) Distribution Contract for Class A Shares 5/

      (b) Distribution Contract for Class B Shares 5/

      (c) Distribution Contract for Class C Shares 5/

      (d) Distribution Contract for Class Y Shares 5/

      (e) Exclusive Dealer Agreement with respect to Class A Shares 5/

      (f) Exclusive Dealer Agreement with respect to Class B Shares 5/

      (g) Exclusive Dealer Agreement with respect to Class C Shares 5/

      (h) Exclusive Dealer Agreement with respect to Class Y Shares 5/

(8) Bonus, profit sharing or pension plans -- None

(9)   Custody Contract 1/

(10)  (a)   Plan of  Distribution  pursuant  to Rule 12b-1  with  respect to
            Class A shares 4/

      (b) Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 4/

      (c) Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 4/

      (d)   Plan pursuant to Rule 18f-3 6/

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered -- filed herewith

(12) Opinion and consent of Kirkpatrick & Lockhart LLP regarding certain tax matters in connection with PaineWebber Investment Trust and Global Small Cap Fund Inc.-- to be filed

(13)  Transfer Agency Services and Shareholder Services Agreement 7/

(14) Other opinions, appraisals, rulings and consents: Auditors' consent: -- filed herewith

(15)  Financial statements omitted from part B -- none

(16)  Power of Attorney -- none

(17)  Form of Proxy

-----------------------------

1/ Incorporated by reference from Post-Effective Amendment No. 22 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on February 27, 1998.

2/ Incorporated by reference from Articles IV, V, VI, VII, and X of Registrant's Amended and Restated Declaration of Trust and from Articles II and XI of Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 14 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on December 29, 1995.

4/ Incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on November 23, 1998.

5/ Incorporated by reference from Post-Effective Amendment No. 15 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on July 1, 1996.

6/ Incorporated by reference from Post-Effective Amendment No. 23 to the registration statement of PaineWebber Investment Trust, SEC File No. 33-39659, filed on August 29, 1996.

7/ Incorporated by reference from Post-Effective Amendment No. 16 to the registration statement of PaineWebber Investment Trust, SEC File. No. 33-39659, filed on September 1, 1998.


ITEM 17.  UNDERTAKINGS.
          -------------


      (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 13th day of October, 1999.

                              PAINEWEBBER INVESTMENT TRUST

                              By:   /s/ Dianne E. O'Donnell
                                    -----------------------------
                                    Dianne E. O'Donnell
                                    Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated:

Signature                       Title                        Date
---------                       -----                        ----

/s/ Margo N. Alexander          President and Trustee        October 13, 1999
------------------------        (Chief Executive Officer)
Margo N. Alexander

/s/ E. Garrett Bewkes, Jr.      Trustee and Chairman         October 13, 1999
------------------------        of the Board of Trustees
E. Garrett Bewkes, Jr.

/s/ Richard Q. Armstrong        Trustee                      October 12, 1999
------------------------
Richard Q. Armstrong

/s/ Richard R. Burt             Trustee                      October 12, 1999
------------------------
Richard R. Burt

/s/ Mary C. Farrell             Trustee                      October 12, 1999
------------------------
Mary C. Farrell

/s/ Meyer Feldberg              Trustee                      October 12, 1999
------------------------
Meyer Feldberg

/s/ George W. Gowen             Trustee                      October 12, 1999
------------------------
George W. Gowen

/s/ Frederic V. Malek           Trustee                      October 13, 1999
------------------------
Frederic V. Malek

/s/ Carl W. Schafer             Trustee                      October 13, 1999
------------------------
Carl W. Schafer

/s/ Brian M. Storms             Trustee                      October 13, 1999
------------------------
Brian M. Storms

/s/ Paul H. Schubert            Vice President and           October 13, 1999
------------------------        Treasurer (Chief Financial
Paul H. Schubert                and Accounting Officer)

                          PAINEWEBBER INVESTMENT TRUST

                                  EXHIBIT INDEX
                                  -------------


(4) A copy of the form of Agreement and Plan of Reorganization and Termination is attached as Appendix A to the Prospectus contained in the Registration Statement

(11) Opinion and consent of Kirkpatrick & Lockhart LLP regarding the legality of securities being registered -- filed herewith

(14) Other opinions, appraisals, rulings and consents: Auditors' consent: -- filed herewith

(17)  Form of Proxy